                                                                   EXHIBIT 10.12

                                                                  Execution Copy

================================================================================

                           MARLIN LEASING CORPORATION,
                       Individually, and as the Servicer,

                      MARLIN LEASING RECEIVABLES CORP. II,
                             as the Obligors' Agent,

                       MARLIN LEASING RECEIVABLES II LLC,
                                 as the Obligor,

                               NATIONAL CITY BANK,
                                  as the Agent

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                 as the Trustee

================================================================================

                            SERIES 2002-A SUPPLEMENT

                            Dated as of April 1, 2002

                                     to the

            MASTER LEASE RECEIVABLES ASSET-BACKED FINANCING FACILITY
                                    AGREEMENT

                            Dated as of April 1, 2002

================================================================================

                                TABLE OF CONTENTS

                                                                                                                   Page
                                                                                                                   ----
ARTICLE I CREATION OF THE SERIES 2002-A NOTES....................................................................    1

         Section 1.01 Designation................................................................................    1
         Section 1.02 Pledge of Series 2002-A Trust Estate.......................................................    1
         Section 1.03 Payments...................................................................................    2
         Section 1.04 Assignment to a Group; Crossover Amounts...................................................    2
         Section 1.05 Authorizations to File Financing Statements................................................    2

ARTICLE II DEFINITIONS...........................................................................................    2

         Section 2.01 Definitions................................................................................    2

ARTICLE III DISTRIBUTIONS AND STATEMENTS TO SERIES 2002-A NOTEHOLDER; SERIES SPECIFIC COVENANTS..................   26

         Section 3.01 Series 2002-A Accounts.....................................................................   26
         Section 3.02 Agent to Send Notice of Amounts Due........................................................   27
         Section 3.03 Distributions from Series 2002-A Facility Account..........................................   27
         Section 3.04 Reporting and Review Requirements..........................................................   35
         Section 3.05 Compliance With Withholding Requirements...................................................   37
         Section 3.06 Servicer Advances..........................................................................   38
         Section 3.07 Special Representations, Covenants and Acknowledgements....................................   38
         Section 3.08 Hedging Arrangements.......................................................................   42
         Section 3.09 Lockbox Account............................................................................   43

ARTICLE IV SERIES PRINCIPAL AMOUNT FOR SERIES 2002-A.............................................................   44

         Section 4.01 Advances...................................................................................   44

ARTICLE V SERIES EVENTS OF DEFAULT...............................................................................   47

         Section 5.01 Series Events of Default...................................................................   47
         Section 5.02 Events of Servicer Termination.............................................................   51
         Section 5.03 Waiver of Past Defaults....................................................................   52
         Section 5.04 Effects of Servicer Termination............................................................   52
         Section 5.05 Back-up Servicer to Act; Representations and Warranties; Compensation of Back-up Servicer..   52
         Section 5.06 Additional Provisions with Respect to the Back-up Servicer.................................   53
         Section 5.07 Certain Matters Relating to the Trustee....................................................   54
         Section 5.08 Resignation and Removal of Trustee.........................................................   54
         Section 5.09 Control by Holders.........................................................................   55

ARTICLE VI PREPAYMENT AND REDEMPTION.............................................................................   55

         Section 6.01 Mandatory Prepayment.......................................................................   55
         Section 6.02 Optional Redemption........................................................................   56
         Section 6.03 Tender of Series 2002-A Note...............................................................   56

ARTICLE VII MISCELLANEOUS........................................................................................   57

         Section 7.01 Agent Authorized to Act for the Purchasers; Notices........................................   57
         Section 7.02 Ratification of Master Agreement...........................................................   57
         Section 7.03 Counterparts...............................................................................   57
         Section 7.04 GOVERNING LAW..............................................................................   57
         Section 7.05 Amendments and Waivers.....................................................................   58
         Section 7.06 Non-petition Clause........................................................................   58
         Section 7.07 Certain Information........................................................................   58
         Section 7.08 Series Support Provider as Third Party Beneficiary.........................................   58
         Section 7.09 Termination................................................................................   59

EXHIBITS
Schedule 1        Hedge Counterparties
Exhibit A         Form of Series 2002-A Note
Exhibit B         [Reserved]
Exhibit C         Wire Instructions for Agent
Exhibit D         Form of Servicer's Certificate
Exhibit E         Forms of Contracts
Exhibit F         Certain Information
Exhibit G         Form of Pledge Notice

                  This Series 2002-A Supplement, (the "Series 2002-A Supplement") dated as of April 1, 2002, is by and among Marlin Leasing Corporation, a Delaware corporation, individually (in such capacity "Marlin"), and as initial servicer (in such capacity, the "Servicer"), Marlin Leasing Receivables Corp. II, a Nevada corporation ("MLR II"), as the Obligors' Agent, Marlin Leasing Receivables II LLC, a Nevada limited liability company ("MLR II LLC"), as the Obligor, National City Bank, a national banking association, as Agent ("National City", in such capacity, the "Agent"), and Wells Fargo Bank Minnesota, National Association, a national banking association (the "Trustee").

                                    RECITALS

                  This Series 2002-A is being executed and delivered pursuant to
Section 13.02 of the Master Lease Receivables Financing Facility Agreement dated as of April 1, 2002 (as it may be amended, supplemented and otherwise modified from time to time, the "Master Agreement") among the Servicer, the Obligors' Agent and the Trustee. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Agreement, the terms and provisions of this Series 2002-A Supplement shall govern with respect to the Series.

                                    ARTICLE I

                       CREATION OF THE SERIES 2002-A NOTES

                  Section 1.01 Designation. There is hereby created a Series of Notes to be issued pursuant to the Master Agreement and this Series 2002-A Supplement to be known as "Marlin Lease Receivables Master Asset-Backed Financing Facility, Series 2002-A Notes." The Obligor with respect to the Series 2002-A Notes is MLR II LLC. The Notes shall be issued as Definitive Notes in accordance with Sections 5.11 of the Master Agreement.

                  Section 1.02 Pledge of Series 2002-A Trust Estate. The Obligor hereby pledges to the Trustee for the benefit of the Series 2002-A Secured Parties, and the Trustee hereby accepts the pledge of, all right, title and interest of such Obligor whether now owned and existing or hereafter acquired or arising in and to (1) each and every Contract now or hereafter listed as a Series 2002-A Contract on a Pledge Notice delivered to the Trustee, (2) all Collections, Security Deposits and Related Security associated therewith, (3) all Servicing Charges with respect thereto, (4) all balances, instruments, monies, investment property and other securities and investments from time to time in or acquired with amounts at any time on deposit in each Series 2002-A Account, and in the Lockbox Account to the extent such amounts in the Lockbox Account represent Collections or proceeds of Series 2002-A Contracts or earnings with respect thereto, (5) each Series 2002-A Transfer Agreement Supplement and all of the Obligor's rights (directly or through the Obligors' Agent) to enforce the provisions of, and to benefit from the representations, warranties and covenants made therein and in the Master Transfer Agreement, but only insofar as such rights relate to the Series 2002-A Trust Estate, (6) all security interests in the Equipment not owned by the Obligor, and all Equipment owned by the Obligor, in each case associated with the Series 2002-A Contracts, (7) any Crossover Amounts allocated to the Series 2002-A Trust Estate from another Series, (8) all of the Obligor's right, title and interest, if any, in and to each Hedge Agreement and (9) all proceeds of each of the foregoing, but excluding the following: any obligations of the Obligor, if any, under a Series 2002-A Transfer Agreement Supplement and Initial Unpaid Amounts (such non-excluded property, the "Series 2002-A Trust Estate").

                  Section 1.03 Payments. All amounts to be paid or deposited by any Person hereunder shall be paid or deposited in accordance with the terms hereof no later than 12:00 noon (New York City time) on the day when due in immediately available funds, or by prior day ACH debit (so long as such funds represent immediately available funds), and if such amounts are payable to the Series 2002-A Noteholder, they shall be paid as specified in the Note Purchase Agreement (as defined below), or, if the Series Support Provider is entitled to such payments, as directed by the Series Support Provider.

                  Section 1.04 Assignment to a Group; Crossover Amounts. There is hereby established a Group for purposes of the Master Agreement, which shall be known as "Group A"; the Series 2002-A Notes are hereby assigned to Group A. The amounts described in clause nineteenth of Section 3.03(a)(i) and in clause twentieth of Section 3.03(a)(ii) are hereby designated as the "Crossover Amounts" for the Series 2002-A Notes for purposes of the Master Agreement.

                  Section 1.05 Authorizations to File Financing Statements. The Obligor hereby authorizes the filing of a UCC Financing Statement which identifies the Obligor as the debtor and the Agent as the Secured Party and which describes the collateral as "all assets" or "all personal property" of the Obligor, other than the following: (1) any obligations of the debtor, if any, under a Series 2002-A Transfer Agreement Supplement and (2) Initial Unpaid Amounts the Series 2002-A Notes are hereby

                                   ARTICLE II

                                   DEFINITIONS

                  Section 2.01 Definitions. Whenever used in this Series 2002-A Supplement and when used in the Master Agreement with respect to the Series 2002-A Notes, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Unless otherwise defined in this Series 2002-A Supplement, terms defined in the Master Agreement are used herein as therein defined. For purposes of the Master Agreement, certain definitions are set forth in Section 3.07(b) hereof.

                  "31 to 60 Day Delinquency Ratio" means, as of the end of any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the aggregate Contract Balance Remaining of all Series 2002-A Contracts as to which any Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is delinquent 31 or more days, but no Scheduled Payment (nor part thereof in excess of 10% of such Scheduled Payment) is delinquent more than 60 days and which is not a Charged-Off Contract as of the end of such Collection Period, and the denominator of which is the aggregate Contract Balance Remaining of all Series 2002-A Contracts as of the end of the Collection Period immediately preceding such Collection Period.

                  "61 to 90 Day Delinquency Ratio" means, as of the end of any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the sum of (x) the aggregate Contract Balance Remaining of all Series 2002-A Contracts as to which any Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is delinquent 61 or more days, but no Scheduled Payment (nor part thereof in excess of 10% of such Scheduled Payment) is delinquent more than 90 days, and which is not a Charged-Off Contract as of the end of such Collection Period plus (y) the aggregate Contract Balance Remaining of all Series 2002-A Contracts which were Restructured during such Collection Period and the two preceding Collection Periods, and the denominator of which is the aggregate Contract Balance Remaining of all Series 2002-A Contracts as of (i) during the Revolving Period, the end of the second preceding Collection Period and (ii) during the Amortization Period, the beginning of such Collection Period.

                  "91 Plus Day Delinquency Ratio" means, as of the end of any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the aggregate Contract Balance Remaining of all Series 2002-A Contracts as to which any Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is delinquent 91 or more days, and which is not a Charged-Off Contract as of the end of such Collection Period, and the denominator of which is the aggregate Contract Balance Remaining of all Series 2002-A Contracts (i) during the Revolving Period, as of the end of the third preceding Collection Period and (ii) during the Amortization Period, as of the beginning of such Collection Period.

                  "31 to 60 Day Portfolio Delinquency Rate" means, as of the end of any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the aggregate Contract Balance Remaining of all leases included in the Servicer's servicing portfolio as to which any Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is delinquent 31 or more days, but no Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is more than 60 days delinquent (and which would not be "Charged-Off Contracts" if treated as "Contracts") as of the end of such Collection Period, and the denominator of which is the aggregate Contract Balance Remaining of all leases included in the Servicer's servicing portfolio as of the end of such Collection Period.

                  "61 to 90 Day Portfolio Delinquency Rate" means, as of the end of any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the aggregate Contract Balance Remaining on all leases included in the Servicer's servicing portfolio as to which any Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is delinquent 61 or more days, but no Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is more than 90 days delinquent (and which would not be Charged-Off Contracts if treated as "Contracts") as of the end of such Collection Period, and the denominator of which is the aggregate Contract Balance Remaining of all leases included in the Servicer's servicing portfolio as of the end of such Collection Period.

                  "91 Plus Day Portfolio Delinquency Rate" means, as of the end of any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the aggregate Contract Balance Remaining of all leases included in the Servicer's servicing portfolio as to which any Scheduled Payment (or part thereof in excess of 10% of such Scheduled Payment) is 91 or more days delinquent (and which would not be "Charged-Off Contracts" if treated as

"Contracts"), as of the end of such Collection Period, and the denominator of which is the aggregate Contract Balance Remaining of all leases included in the Servicer's servicing portfolio as of the end of such Collection Period.

                  "Advance " has the meaning set forth in Section 4.01(b).

                  "Advance Amount" means, as of any Pledge Date:

                  (a) with respect to any Pledge of any Series 2002-A Contracts under Section 4.01(b) hereof, the excess, if any, of (x) the Pro Forma Borrowing Base over (y) the Net Investment immediately prior to such Pledge;

                  (b) with respect to any Pledge of any Series 2002-A Contracts under Section 4.01(e) hereof, the excess, if any, of (x) the Pro Forma Borrowing Base over (y) the Borrowing Base as of the immediately preceding Calculation Date; and

                  (c) with respect to any Pledge under Section 4.01(f) hereof, $0.

                  "Agent" means National City, in its capacity as agent for the Purchasers pursuant to Article VIII of the Note Purchase Agreement and any successor Agent appointed pursuant thereto.

                  "Amortization Period" means the period commencing on the Termination Date, and ending on the earlier to occur of (i) the final disposition of, and application of the proceeds of, the Series 2002-A Trust Estate and (ii) the payment in full of all Series Trustee Secured Obligations.

                  "Applicable Discount Rate" means with respect to any Series 2002-A Contract, the sum of:

                           (i)      the Fee Rate; and

                           (ii) the Weighted Average Hedge Rates under the Hedge Agreements which apply to such Series 2002-A Contract, determined as of the related Pledge Date.

                  "Applicable Hedge Agreement" means, with respect to any Interest Period, any Hedge Agreement under which payment is scheduled to be made (in the absence of any "netting") on the Settlement Date relating to such Interest Period.

                  "Applicable Hedge Rate" means, for any Applicable Hedge Agreement and Interest Period (i) if the Hedge Counterparty on such Applicable Hedge Agreement is a Person other than National City, the Series 2002-A Base Insured Note Interest Rate for the related Interest Period and (ii) if the Hedge Counterparty on such Applicable Hedge Agreement is National City, the sum of (x) Hedge Rate for such Applicable Hedge Agreement plus (y) the applicable LIBO Margin.

                  "Applicable Trigger Charged-Off Ratio" means, as of any date of determination:

                           (x) if the Net Investment as of such date of determination is less than $25,000,000, 8.0%;

                           (y) if the Net Investment as of such date of determination is $25,000,000 or more but less than $50,000,000, 6.0%; and

                           (z) if the Net Investment as of such date of determination is $50,000,000 or more, 4.0%.

                  "Average Charged-Off Ratio" means, as of any day of determination, the arithmetic average of the Charged-Off Ratio as of the last day of each of the three preceding Collection Periods (or such lesser number of Collection Periods as shall have occurred since the Series Closing Date).

                  "Back-Up Servicer Fee" means the monthly fee payable to the Back-Up Servicer on each Settlement Date, which shall be the greater of (a) one-twelfth of four basis points per annum times the aggregate Contract Principal Balance of the Series 2002-A Contracts as of the end of the preceding Collection Period and (b) $1,500. This fee is only to be paid to the Back-up Servicer for so long as it is acting as such and is not payable during such time as the Back-up Servicer acts as the successor Servicer.

                  "Base LIBO Rate" for any Interest Period (or portion thereof for which a Purchaser initially funds an investment in the Series 2002-A Notes other than by issuing Commercial Paper) with respect to the Series 2002-A Notes shall mean an interest rate per annum equal to:

                           (i) the posted rate for 30-day deposits (or such lesser period of time as determined by the Agent to be appropriate, in the event that the LIBO Rate is to be determined for a portion of an Interest Period) in United States Dollars appearing on Telerate page 3750 as of 11:00 a.m. (London time) on the Business Day which is the second Business Day immediately preceding the first day of the applicable Interest Period (or the first day of such portion of an Interest Period); or

                           (ii) if no such rate appears on Telerate page 3750 at such time and day, then the LIBO Rate shall be determined by National City at its office in Philadelphia, Pennsylvania as its rate (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees) at which 30-day deposits (or such lessor period of time as determined by the Agent to be appropriate, in the event that the LIBO rate is to be determined for a portion of an Interest Period ) in United States Dollars are being, having been, or would be offered or quoted by National City to major banks in the applicable interbank market for Euordollar deposits at or about 11:00 a.m. (Philadelphia, Pennsylvania time) on such day for a period equal to such Interest Period (or portion thereof).

                  "Borrowing Base" means, as of any date of determination, the sum of:

                  (x)      the lesser of:

                           (i) the product of (a) the sum of (i) the aggregate Contract Principal Balance of all Series 2002-A Contracts which are Eligible Contracts and which are not Charged-Off Contracts as of such date plus (ii) the portion of Series 2002-A Available Funds then on deposit in the Series 2002-A Facility Account which represents funds required to be applied to the amortization of the Series 2002-A Note Balance for the related Collection Period minus (iii) the Overconcentration Amount as of such date times (b) the Purchase Price Percentage as of such date of determination; and

                           (ii) the sum of (a) the aggregate Contract Principal Balance of all Series 2002-A Contracts which are Eligible Contracts and which are not Charged-Off Contracts as of such date plus (b) the portion of Series 2002-A Available Funds then on deposit in the Series 2002-A Facility Account which represents funds required to be applied to the amortization of the Series 2002-A Note Balance for the related Collection Period, minus (c) the Overconcentration Amount as of such date minus (d) the Credit Support Floor Amount;

                           and

                  (y) the aggregate Residual Advance Amount, if any, with respect to such date of determination.

                  "Breakage Costs" means, for each Owner for each funding period, to the extent that an Owner is funding the maintenance of its investment in the Series 2002-A Notes during such funding period through the issuance of Commercial Paper or at the LIBO Rate, during which such investment is reduced (in whole or in part) prior to the end of the period for which it was originally scheduled to remain outstanding (the amount of such reduction in such investment being referred to as the "Allocated Amount"), the excess of (a) the discount or interest that would have accrued on the Allocated Amount during the remainder of such funding period if such reduction had not occurred over (b) the income, if any, scheduled to be received by such Owner from investing the Allocated Amount for the remainder of such funding period in a commercially reasonable manner.

                  "Broker" means (i) the Person (excluding the Transferor and any equipment vendor) that arranges for the lease of an item of Equipment to a User pursuant to a Contract between the Transferor and the User of such Equipment, or (ii) any Person from whom the Transferor purchased a Contract in respect of which the Transferor is not an original party (other than pursuant to a vendor program); provided, however, that the term "Broker" shall not include any Person who serves as an intermediary between the Transferor and any vendor or manufacturer with whom the Transferor has a program agreement and Marlin has made the credit decision and is the initial lessor (except with respect to the Provident Capital Group programs, where Provident Capital Group or an Affiliate thereof may be the initial lessor).

                  "Broker Concentration Amount" means, as of any date of determination, the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts originated by, or purchased from Brokers over (y) thirty percent (30%) of the aggregate Contract Principal Balance of all Series 2002-A Contracts which are Eligible Contracts at such time.

                  "Broker/Vendor Concentration Amount" means, as of any date of determination, for each Broker or vendor (including Provident Capital Group) that has originated or sold any Series 2002-A Contracts for or to the Transferor, the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts originated by, or purchased from such Broker or vendor over (y) five percent (5%) of the Net Investment at such time.

                  "Business Day" shall mean any day that is a Business Day under the Master Agreement which is also a day on which banks are not authorized or required to close in New York, New York, Philadelphia, Pennsylvania, Cleveland, Ohio or in Minneapolis, Minnesota and on which The Depository Trust Company of New York is open for business.

                  "Cap Agreement" means a Hedge Agreement under which the Hedge Counterparty will only make payments when and if the Base LIBO Rate exceeds a specified level, and which provides for no payment by the Trustee other than a single upfront payment to be paid for by a party not to be the Trustee.

                  "Charged-Off Ratio" means, as of the end of any Collection Period, twelve (12) times the percentage equivalent of a fraction the numerator of which is equal to the excess of (x) the aggregate Contract Principal Balance as of the end of such Collection Period of, plus any related Servicer Advances made with respect to, all Series 2002-A Contracts which became Charged-Off Contracts during such Collection Period, plus the aggregate Contract Principal Balance of any Delinquent Contracts which were removed from the Series 2002-A Trust Estate in exchange for Substitute Contracts during such Collection Period, over (y) the sum of all Recoveries received during such Collection Period with respect to the Series 2002-A Contracts, and the denominator of which is equal to the aggregate Contract Principal Balance of all Series 2002-A Contracts as of
(i) during the Revolving Period, the end of the third preceding Collection Period and (ii) during the Amortization Period, the beginning of such Collection Period.

                  "Collateral Administration Agreement" shall mean the Collateral Administration Agreement, dated as of April 1, 2002, among the Obligor, the Obligors' Agent, the Transferor, the Servicer, the Trustee and the Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

                  "Commercial Paper" means any note, draft, bill of exchange, or bankers' acceptance which has a maturity at the time of issuance not exceeding nine months, exclusive of days of grace, or any renewal thereof the maturity of which is likewise limited.

                  "Committed Financing Facility" means any committed financing available to Marlin or its affiliates which may be drawn upon (subject to any conditions specified thereon) from time to time for the warehousing or financing of collateral or for general corporate purposes, but excluding any subordinated debt.

                  "CP Margin" has the meaning ascribed thereto in the Fee
Letter.

                  "Credit Support Amount" means, as of any date of determination, the excess of (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts which are not Charged-Off Contracts as of such date of determination, minus the Overconcentration Amount as of such date over (y) the Net Investment as of such date.

                  "Credit Support Floor Amount" means, as of any date of determination, the greater of (x) $2,500,000 and (y) 25% of the Maximum Applicable Credit Support.

                  "Crossover Amounts" has the meaning set forth in Section 1.04 hereof.

                  "Debt-to-Equity Ratio" means, as of any date of determination, and with respect to Marlin and its consolidated subsidiaries, Total Debt as a multiple of Tangible Net Worth; "Total Debt" shall reflect all liabilities (excluding deferred taxes) under GAAP, provided that "Total Debt" shall include all liabilities (other than deferred taxes), whether "on-balance sheet" or "off-balance sheet" for GAAP, as well as (a) the principal portion of any subordinated debt which is payable within six months of such date of determination and (b) all preferred stock which has a put right or other similar right within six months of such date of determination.

                  "EBITDA" means for any period, for Marlin and its consolidated subsidiaries, the sum of net income for such period plus (i) income taxes, (ii) Interest Expense and (iii) depreciation and amortization, all of which is to be computed over the previous twelve calendar months.

                  "Eligible Bank Account" means a segregated account, which may be an account maintained with the Trustee, which is either (a) maintained with a depository institution or trust company whose long-term unsecured debt obligations are rated at least BBB+ by S&P and Baa1 by Moody's and whose short-term unsecured obligations are rated at least A-1 by S&P and P-1 by Moody's; or (b) a trust account or similar account maintained with a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. 9.10(b).

                  "Eligible Contract" means a Series 2002-A Contract which:

                  (a) (i) is with a User whose billing address is in the United States or its territories and possessions and requires (A) all payments under such Contract to be made in United States dollars and
         (B) all Equipment relating to such Contract be held in the United States and (ii) is with a User who, if a natural person, is a resident of the United States with legal capacity to contract or, if a corporation or other business organization, is organized under the laws of the United States, or any political subdivision thereof and has its chief executive office in the United States;

                  (b) has not had any of its terms, conditions or provisions amended, modified or waived other than in compliance with the Credit and Collection Policy and has not been Restructured at any time;

                  (c) constitutes "chattel paper" within the meaning of Sections 9-102(11) and 9-102(78) of the UCC of all applicable jurisdictions and there is only one original of such Contract (bearing the original signature of an employee of Marlin, together with the facsimile copy of the signature of the User or the original signature of the User) that constitutes "chattel paper" for purposes of the Delaware, New York, New Jersey and Nevada UCC;

                  (d) was originated in accordance with, and does not contravene, any applicable federal, state and local laws, and regulations thereunder (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of such Contract is in violation of any applicable law, rule or regulation;

                  (e) was originated or purchased without recourse in compliance with, and satisfies in all material respects all applicable requirements of the Credit and Collection Policy;

                  (f) is not a Government Contract which has the United States or any of its agencies or instrumentalities as the User;

                  (g)      as of the related Pledge Date, is not a Delinquent
         Contract;

                  (h) (i) contains "hell or high water" provisions requiring the related User to assume all risk of loss or malfunction of the related Equipment, (ii) requires the related User to pay all expenses in connection with the maintenance, repair, insurance and taxes, together with all other ancillary costs with respect to the related Equipment and (iii) makes the related User absolutely and unconditionally liable for all payments required to be made thereunder, without any right of set-off, counterclaim, or other defense (other than the discharge in bankruptcy of such related User) and without any right to prepay the Contract or any contingencies tied to the Obligor;

                  (i) is payable in substantially level monthly or quarterly rental payments calculated at a fixed yield;

                  (j) creates a valid and enforceable security interest (or, in the case of a "true lease", a valid ownership interest) in favor of the Transferor in the related Equipment, and such Equipment has not been the subject of loss or damage;

                  (k) together with the Equipment relating thereto, was the subject of a valid sale and assignment from the Transferor with good title transferred to the Obligor thereby and is free and clear of any Liens, other than the claims arising pursuant to this Series 2002-A Supplement and Master Agreement and the other documents relating to this transaction; provided, however, that nothing in this paragraph (k) shall prevent or be deemed to prohibit the Transferor from suffering to exist upon such Contract any Lien for federal, state, municipal or other local taxes if such taxes shall not at the time be due and payable or if the Transferor shall concurrently be contesting the validity thereof in good faith by appropriate proceedings that have stayed enforcement thereof and shall have set aside on its books adequate reserves with respect thereto,

                  (l) is in full force and effect in accordance with its terms and contains enforceable provisions such that the right and remedies of the holder thereof shall be adequate for realization against the Equipment, if any, thereunder and of the benefits of any security granted thereunder;

                  (m) does not provide for the substitution, exchange, or addition of any other items of Equipment pursuant to such Contract which would result in any reduction or extension of payments due thereunder;

                  (n) by its terms is due and payable in full on or within 72 months of the applicable Pledge Date;

                  (o) arises under a Contract in substantially the form of one of the form contracts set forth in Exhibit E hereto or otherwise approved by the Agent and the Series Support Provider in writing, which is in full force and effect and constitutes the legal, valid and binding obligation of the related User enforceable against such User in accordance with its terms subject to no offset, counterclaim or other defense (other than the discharge in bankruptcy of such User);

                  (p) (i) does not preclude the pledge, transfer or assignment thereof, (ii) does not require the consent of the User to the pledge, assignment or transfer thereof, and (iii) does not contain a confidentiality provision that purports to restrict the ability of the Trustee to exercise its rights under the Series 2002-A Related Documents with respect thereto, including, without limitation, its right to review the Contract;

                  (q) was (i) originated or purchased by the Transferor in the ordinary course of its business, (ii) approved and purchased or funded in the ordinary course of the Transferor's business, and (iii) originated by an Originator eligible under the Credit and Collection Policy;

                  (r) is with a User that, as of the Contract's Pledge Date, is not the User with respect to any Charged-Off Contract, and is not and has never been a Charged-Off Contract;

                  (s) the inclusion of which in the Series 2002-A Trust Estate would not require the registration of the Obligor or of the Series 2002-A Trust Estate as an "investment company" under the Investment Company Act of 1940, as amended;

                  (t) the addition of which to the Series 2002-A Trust Estate would not result in the Weighted Average Life to exceed 2.5 years;

                  (u) if the Original Equipment Cost of the Equipment related to such Contract is valued at greater than $25,000, is secured by a first priority perfected security interest in such Equipment in favor of Marlin;

                  (v) relates to Equipment which (i) is not a vehicle or other type of equipment which is subject to a certificate of title or other similar titling statute and (ii) to the best of the Servicer's knowledge, has not suffered any damage or loss;

                  (w) had a Contract Principal Balance upon origination which was less than or equal to $150,000;

                  (x) was not selected by the Transferor from the Transferor's pool of leases in a manner adverse to the Series 2002-A Noteholders or the Series Support Provider;

                  (y) arises under a lease or financing contract, is not currently under any sub-lease agreement, and does not permit any sub-leasing of the related Equipment;

                  (z) is one as to which all parties to the Contract have satisfied all obligations to be required to be fulfilled by such parties as of the related Pledge Date;

                  (aa) is, and has been, at all times, a legal, valid and binding payment obligation of the User, enforceable in accordance with its terms;

                  (bb) the User of which is not an Affiliate of the Transferor, the Servicer or any Obligor;

                  (cc) has been accounted for on the Transferor's books as sold to the Obligor;

                  (dd) is not subject to, nor with respect to which has there been asserted, any litigation or any right to rescission, set off, counterclaim or other defense of the User;

                  (ee) as to which the related User has been directed to make payment only to the Lockbox Account at the Lockbox Bank;

                  (ff) as to which the related Equipment has been delivered to, and accepted by, the related User;

                  (gg) if such Contract is a "true lease", the Equipment is owned by the Obligor free and clear of all other liens; and

                  (hh) if such Contract was originated by a third party and acquired by the Transferor, and if the Original Equipment cost related thereto exceeded $25,000, a UCC-1 financing statement was filed against the related User in the appropriate jurisdiction by the originator thereof and a UCC-3 assignment was filed assigning the original UCC-1 to the Transferor.

                  "Equipment Concentration Amount" means, as of any date of determination, the sum of:

                  (i) for the Equipment Type "Computers and Peripherals", the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts with respect to which the related Equipment is such Equipment Type over (y) twenty-five percent (25%) of the Net Investment at such time;

                  (ii) for the Equipment Type "Software", the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts with respect to which the related Equipment is such Equipment Type over (y) ten percent (10%) of the Net Investment at such time;

                  (iii) for the Equipment Type "Surveillance Systems", the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts with respect to which the related Equipment is such Equipment Type over (y) ten percent (10%) of the Net Investment at such time;

                  (iv) for the Equipment Type "Telecommunications Equipment", the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts with respect to which the related Equipment is such Equipment Type over (y) twenty percent (20%) of the Net Investment at such time;

                  (v) for the Equipment Type "Office Equipment", the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts with respect to which the related Equipment is such Equipment Type over (y) thirty percent (30%) of the Net Investment at such time; and

                  (vi)     for each other Equipment Type, the excess, if any, of
                           (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts with respect to which the related Equipment is such Equipment Type, over (y) fifteen percent (15%) of the Net Investment at such time.

                  "Equipment Type" means, with respect to each Series 2002-A Contract, the related Equipment "type", as indicated on the Servicer's servicing system with respect to such Series 2002-A Contract.

                  "Federal Funds Rate" means for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as quoted by National City and confirmed in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by National City (or, if such day is not a Business Day, for the next preceding Business Day), or, if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of National City, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. Philadelphia, Pennsylvania time.

                  "Fee Letter" means that certain letter agreement dated as of April 1, 2002 by and among the Obligor, the Obligors' Agent and the Agent, as it may be amended or modified and in effect from time to time.

                  "Fee Rate" means the aggregate of the rates at which fees are payable in connection with Series 2002-A (i.e., LIBO Margin (as set forth in the Fee Letter), the Servicing Fee of 1.00%, the Trustee's Fee of 0.02%, the Back-Up Servicer's Fee of 0.04%, and the rate at which the premiums due to the Series Support Provider are calculated, as set forth in the Premium Letter).

                  "Floor Shortfall Amount" means, as of any date of determination, the excess, if any, of (x) the Credit Support Floor Amount over
(y) the Credit Support Amount, in each case as of such date.

                  "Government Concentration Amount" means, as of any date of determination, the excess of (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts which are Government Contracts having a state, municipality or agency or instrumental of a state or a municipality as the User over (y) two percent (2.0%) of the Net Investment at such time.

                  "Hedge Agreement" means an interest rate cap or swap agreement between the Trustee and a Hedge Counterparty satisfying the conditions specified in Section 3.08 hereof.

                  "Hedge Counterparty" means either (i) a Person reasonably acceptable to the Agent and the Series Support Provider (it being stipulated that each party listed on Schedule 1 hereto is acceptable) and having long term unsecured debt obligations rated at least AA- by S&P and Aa3 by Moody's, (ii) National City for so long as its long term unsecured debt obligations are rated at least A by S&P and A1 by Moody's.

                  "Hedge Rate" means, with respect to any Hedge Agreement and the Series 2002-A Contracts assigned thereto, (a) if such Hedge Agreement is a Cap Agreement, the fixed rate per annum which the Base LIBO Rate must exceed to result in payments made thereunder by the Hedge Counterparty to the Series 2002-A Facility Account, and (b) if such Hedge Agreement is an interest rate swap agreement, the fixed rate per annum which is applied to the notional amount of such Hedge Agreement to calculate the payments to be made by the Trustee thereunder to the Hedge Counterparty.

                  "Increased Servicer Fee" means as of any Settlement Date, an amount not to exceed 0.25% of the aggregate Contract Principal Balance of the Series 2002-A Contracts as of the first day of the prior Collection Period, payable on each Settlement Date to any successor Servicer in accordance with
Section 9.02(b) of the Master Agreement as additional compensation in excess of the Servicing Fee for the performance of its duties hereunder and under the Master Agreement.

                  "Independent Public Accountants" shall mean, with respect to Marlin, any "Big 4" accounting firm, or other accounting firm reasonably acceptable to the Series Controlling Party.

                  "Insurance Agreement" means the Insurance and Indemnity Agreement dated April 1, 2002, among Marlin, the Obligor, the Obligors' Agent, the Agent, the Series Support Provider and the Trustee.

                  "Insured Monthly Interest" means, with respect to any Settlement Date, interest due in respect of the Series 2002-A Notes calculated at the Series 2002-A Insured Note Interest Rate for the preceding Interest Period.

                  "Interest Coverage Ratio" means, as of any date of determination, and with respect to Marlin and its consolidated subsidiaries, EBITDA as a multiple of Interest Expense.

                  "Interest Expense" means for any period, for Marlin and its consolidated subsidiaries, the sum (without duplication) of all interest in respect of Indebtedness (including interest on the Series 2002-A Notes and all similar transactions, and the interest component of any payments in respect of capitalized lease obligations) accrued or capitalized during such period (whether or not actually paid during such period); plus the net amount payable under Hedge Agreements (whether or not actually paid or received during such period, all of which is to be computed over the previous twelve months).

                  "Interest Period" means, with respect to any Settlement Date, the period from and including the prior Settlement Date (or, in the case of the first Settlement Date, from and including the Series Closing Date) to but excluding such Settlement Date.

                  "LIBO Margin" has the meaning ascribed thereto in the Fee Letter.

                  "LIBO Rate" for any Interest Period (or portion thereof for which an Owner initially funds an investment in the Series 2002-A Notes other than by issuing Commercial Paper) with respect to the Series 2002-A Notes shall mean the applicable Base LIBO Rate divided by the percentage equal to the difference of one minus the LIBOR Reserve Percentage applicable during such Interest Period (or portion thereof), if any.

                  "LIBO Rate Disruption Event" shall mean, for any Owner with respect to any Series 2002-A Note, for any Interest Period or portion thereof, any of the following: (a) a determination by such Owner that it would be contrary to law or to the directive of any central bank or other governmental authority to obtain United States dollars in the London interbank market to fund its investment in such Series 2002-A Note for such Interest Period or portion thereof, (b) prime banks in the London interbank market are not then generally quoting a Base LIBO Rate or not then quoting a Base LIBO Rate to Persons such as such Owner, or (c) the inability of such Owner by reason of circumstances affecting the London interbank market generally, to obtain U.S. Dollars in such market to fund its investment in such Series 2002-A Note for such Interest Period or portion thereof.

                  "LIBOR Reserve Percentage" shall mean, relative to each Interest Period or portion thereof, a percentage (expressed as a decimal) equal to the daily average during such Interest Period or portion thereof of the percentages in effect on each day of such Interest Period or portion thereof, as prescribed by the Board of Governors of the Federal Reserve System (or any successor), for determining the maximum reserve requirements applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Board of Governors of the Federal Reserve System which prescribes reserve requirements applicable to "Eurocurrency liabilities" as currently defined in Regulation D.

                  "Liquidity Agreement" shall mean the liquidity agreement dated as of April 1, 2002 among North Coast Funding LLC, the liquidity banks named therein, and National City, as the liquidity agent, as amended from time to time.

                  "Liquidity Provider" shall mean a financial institution to whom the Obligors' Agent shall have consented (which consent shall not be unreasonably withheld) providing liquidity support to or for the account of any Purchaser, whether by an extension of credit, the acquisition of an interest in the Series 2002-A Notes, or otherwise, or having a commitment to provide such support under a liquidity agreement which relates to this Supplement.

                  "Lockbox Account" means the account no. 2000004737584 established and maintained by the Lockbox Bank for the purpose of receiving payments on the Series 2002-A Contracts.

                  "Lockbox Bank" means First Union National Bank or any other commercial bank acceptable to the Series Support Provider.

                  "London Banking Day" means a day on which commercial banks are open for business (including dealers in foreign exchange and foreign currency deposits) in London, England.

                  "Market Disruption Event" means, with respect to any calendar month, an increase in the level of spreads to the applicable United States Treasury Obligation for "AAA"- rated small ticket lease asset-backed securities which are insured by the Series Support Provider by more than 75% over such spreads prevailing during the prior calendar month, as reasonably determined by the Series Support Provider at the request of Marlin.

                  "Marlin" means Marlin Leasing Corporation, a Delaware corporation.

                  "Master Agreement" has the meaning set forth in the Recitals hereto.

                  "Master Transfer Agreement" means that certain Master Lease Acquisition and Sale Agreement dated as of April 1, 2002 among Marlin, the Obligors' Agent and the Obligors set forth therein as parties thereto from time to time, as such agreement may be amended, supplemented or modified from time to time.

                  "Maximum Applicable Credit Support" means:

                           (i) prior to the date of the first Take-Out, the largest Credit Support Amount on any day occurring since the Series Closing Date; and

                           (ii) on and after the date of the first Take-Out, the largest Credit Support Amount on any day occurring since the most recent Take-Out.

                  "Maximum Series Limit" means:

                  (i) during the period from the Series Closing Date to April 9, 2003, $75,000,000; and

                  (ii) during the period from April 10, 2003 to April 9, 2004, upon the prior written consent of the Series Support Provider and the Agent, $100,000,000 (or, if such consent is not forthcoming, then $75,000,000).

                  "Monthly Interest" means, with respect to any Settlement Date, interest due in respect of the Series 2002-A Notes calculated at the Series 2002-A Note Interest Rate for the preceding Interest Period (which amount shall include, in the event the aggregate principal portion of the respective investments of each Purchaser exceeded the Series 2002-A Note Balance after giving effect to all distributions on the prior Settlement Date, an amount equal to interest accrued on such excess at the rate described in paragraph (a) of the definition of Series 2002-A Note Interest Rate).

                  "National City" means National City Bank, a national banking association.

                  "Net Investment" means as of any date of determination the sum of (i) the Series 2002-A Note Balance as of such date plus (ii) accrued and unpaid interest at the Series 2002-A Note Interest Rate through such date plus
(iii) any Noteholder's Carryover Interest as of such date.

                  "Note Purchase Agreement" shall mean the Note Purchase Agreement dated as of April 1, 2002, among the Obligor, the Obligors' Agent, the Purchasers and the Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

                  "Noteholder's Carryover Interest" means, as of any date of determination, the amount of Monthly Interest due on any prior Settlement Date but not paid, plus interest thereon through such date from such prior Settlement Date, calculated using the Series 2002-A Note Interest Rate applicable for the next Settlement Date, all as determined by the Agent.

                  "Noteholder's Insured Carryover Interest" means, as of any date of determination, the amount of Insured Monthly Interest due on any prior Settlement Date but not paid, plus interest thereon through such date from such prior Settlement Date, calculated using the Series 2002-A Insured Note Interest Rate applicable for the next Settlement Date, all as determined by the Agent.

                  "Obligor" means MLR II LLC.

                  "Original Issue Date" has the meaning specified in Section 3.07(b)(x) hereof.

                  "Original Servicer Fee Rate" has the meaning specified in
Section 3.07(b)(ix) hereof.

                  "Overconcentration Amount" means an amount, at any time, equal to the sum of (i) the aggregate User Concentration Amount for all Users, (ii) the aggregate State Concentration Amount for all States, (iii) the Equipment Concentration Amount, (iv) the aggregate

Broker/Vendor Concentration Amounts for all Brokers and vendors, (v) the Government Concentration Amount, (vi) the Quarterly Payment Concentration Amount and (vii) the Broker Concentration Amount.

                  "Owner" means each Purchaser, each Liquidity Provider and each other Person that has purchased, or has entered into a commitment to purchase, a Series 2002-A Note, or an interest therein.

                  "Pledge" means the pledge by the Obligor hereunder of its right, title and interest in and to specified Pledged Property related thereto to the Trustee for the benefit of the Series 2002-A Noteholders in accordance with Section 1.02 hereof.

                  "Pledge Date" has the meaning set forth in Section 4.01(b) hereof.

                  "Pledge Notice" has the meaning specified in Section 4.01(b) hereof.

                  "Pledged Property" means, with respect to the Series 2002-A Trust Estate, each Series 2002-A Contract, together with all associated property and rights with respect thereto described in clauses (2) through (7) of Section
1.02 hereof.

                  "Portfolio Charged-Off Ratio" means, as of the last day of any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the product of (i) 12 and (ii) the excess of (x) the sum of the aggregate of Marlin's net investment (calculated in accordance with GAAP) in all leases included in the Servicer's servicing portfolio which would have first satisfied the definition of Charged-Off Contracts (assuming that such definition applied to such leases) during such Collection Period, over (y) the sum of all recoveries during such Collection Period for leases included in the Servicer's servicing portfolio, and the denominator of which is equal to the aggregate undiscounted scheduled periodic payments on all leases included in the Servicer's servicing portfolio as of the beginning of the related Collection Period.

                  "Premium Amount" means, as of any Settlement Date, the premiums due to the Series Support Provider for such Settlement Date, as calculated pursuant to the Premium Letter.

                  "Premium Letter" means that certain letter agreement dated as of April 1, 2002 by and among the Obligor, the Obligors' Agent, Marlin and the Series Support Provider, as it may be amended or modified and in effect from time to time.

                  "Prime Rate" means the rate announced by National City from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by National City in connection with extensions of credit to debtors.

                  "Pro Forma Borrowing Base" means, (x) as of any Pledge Date, the Borrowing Base (including the various components thereof) as calculated assuming that all Series 2002-A Contracts to be Pledged on such Pledge Date have in fact been so Pledged and (y) as of any day which is not a Pledge Date, the Borrowing Base as of such day.

                  "Purchase Price Percentage" means as of any date of determination the lesser of (i) .87 and (ii) 1 minus the product of a times b times c, where:

                  a = the Average Charged-Off Ratio as of such date of determination;

                  b = the Weighted Average Life, rounded to the second decimal place; and

                  c = 2.75

                  "Purchaser" has the meaning specified in the Note Purchase Agreement.

                  "Quarterly Payment Concentration Amount" means, as of any date of determination, the excess of (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts which are payable on a quarterly basis over (y) four percent (4%) of the aggregate Contract Principal Balance of all Series 2002-A Contracts which are Eligible Contracts at such time.

                  "Record Date" means, with respect to any Settlement Date, the close of business on the Business Day preceding such Settlement Date.

                  "Redemption Price" has the meaning specified in Section 6.02 hereof.

                  "Refinance Proceeds" means with respect to any Collection Period, proceeds of the issuance of a new series of notes or the issuance of certificates in connection with a Take-Out of Series 2002-A Contracts, which proceeds shall be remitted to the Trustee immediately upon receipt for deposit into the Series 2002-A Facility Account for application in accordance with
Section 3.03 hereof.

                  "Required Reserve Amount" means, as to any Settlement Date, the Reserve Percentage times the Net Investment (after giving effect to distributions in reduction of the Net Investment on such Settlement Date).

                  "Reserve Percentage" means zero, unless and until the Obligors' Agent notifies the Trustee in writing, countersigned by the Agent and by the Series Support Provider, of a different percentage.

                  "Residual Advance Amount" shall have the meaning set forth in any notice delivered to the Trustee by the Obligors' Agent, countersigned by the Agent and the Series Support Provider. Prior to the delivery of such notice and confirmation by Standard & Poor's and Moody's that their respective facility shadow ratings will not be affected, the Residual Advance Amount shall be considered to be zero.

                  "Restructured" means, with respect to any Series 2002-A Contract, any deferral of Scheduled Payments, reduction of the Scheduled Payments, or extension of the term of such Series 2002-A Contract, in each case by the Servicer for credit reasons.

                  "Revolving Period" means the period from and including the Series Closing Date to but excluding the Termination Date.

                  "Series Closing Date" means, with respect to the Series 2002-A Notes, April 9, 2002.

                  "Series Controlling Party" has the meaning specified in
Section 3.07(b)(vi) hereof.

                  "Series Event of Default" has the meaning specified in Section
5.01 hereof.

                  "Series Support" means the financial guaranty insurance policy No. 37833 issued by the Series Support Provider.

                  "Series Support Provider" means MBIA Insurance Corporation, a New York stock insurance company, or any successor thereto, as issuer of the Series Support.

                  "Series Support Provider Default" means the occurrence and continuance of any of the following:

                  (a) the Series Support Provider shall have failed to make a payment in the amount when or as required under the Series Support when due; or

                   (b)(i) the Series Support Provider (A) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law, or any other similar federal or state law relating to its insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law, or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Series Support Provider or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Series Support Provider (or the taking of possession of all or any material portion of the property of the Series Support Provider); or

                  (c) a court of competent jurisdiction shall have determined in a final, nonappealable order that the Series Support is no longer in full force and effect.

                  "Series Trust Estate" means, with respect to the Series 2002-A Notes, the Series 2002-A Trust Estate.

                  "Series Trustee Secured Obligations" has the meaning set forth in Section 3.07(b)(vii).

                  "Series 2002-A Account" means each of the Series 2002-A Facility Account and the Series 2002-A Reserve Account.

                  "Series 2002-A Alternative Rate" means, for any Interest Period (or portion thereof) for which a Purchaser initially funds an investment in the Series 2002-A Notes other than by issuing Commercial Paper, an interest rate per annum equal to the LIBO Rate for such Interest Period (or such portion thereof); provided, however, that:

                  (a) if a Purchaser shall notify the Agent that a LIBO Rate Disruption Event has occurred and is continuing, then, in any such case, the "Series 2002-A Alternative Rate" for the Series 2002-A Notes for such Interest Period or portion thereof shall be an interest rate per annum equal to the Series 2002-A Base Rate from time to time in effect unless the Agent, the Series Support Provider and the Obligors' Agent agree in writing to a different rate; and

                  (b) without limiting the foregoing, if with respect to any Interest Period or portion thereof any Purchaser shall have notified the Agent that the rate at which deposits of the United States dollars are being offered to such Purchaser in the London interbank market does not accurately reflect the cost to such Purchaser of funding its investment in the Series 2002-A Notes for such Interest Period or portion thereof, the Obligors' Agent, the Series Support Provider and the Agent shall negotiate in good faith to determine a mutually agreeable different rate as the Series 2002-A Alternative Rate sufficient to meet such Purchaser's costs and, pending the conclusion of those negotiations, the Series 2002-A Alternative Rate for each Interest Period shall be the LIBO Rate; provided, however, that if the Obligors' Agent, the Series Support Provider and the Agent have not agreed upon a rate before the end of the second full Interest Period following the date of such Purchaser's notice to the Agent, the Series 2002-A Alternative Rate for each successive Interest Period for so long as the condition giving rise to such notice shall be continuing shall be the Series 2002-A Base Rate.

                  "Series 2002-A Available Funds" means, with respect to any Settlement Date, the aggregate amount of Collections received by the Servicer during the prior Collection Period with respect to the Series 2002-A Trust Estate (other than Collections representing Advance Payments until such Advance Payments are applied as Collections in accordance with Section 7.01 of the Master Agreement), plus any net payments under a Hedge Agreement received since the previous Settlement Date (or the Series 2002-A Series Closing Date in the case of the first Settlement Date), plus any Prepayment Amounts deposited in the Series 2002-A Facility Account pursuant to Section 6.01 hereof. "Series 2002-A Available Funds" do not include any proceeds of the Series Support or other funds received from or on account of the Series Support Provider.

                  "Series 2002-A Alternative Insured Note Interest Rate" means, with respect to any Interest Period, the weighted average (weighted based on the related notional balances, as well as the number of days during such Interest Period for which the related Applicable Hedge Agreement was in effect) of the Applicable Hedge Rates applicable to all Applicable Hedge Agreements during such interest period.

                  "Series 2002-A Base Insured Note Interest Rate" means for any Interest Period for the Series 2002-A Notes, the weighted average of the following rates determined for each

Purchaser (based on the respective investments of each Purchaser in the Series 2002-A Notes and the time period for which applicable rates are in effect):

                  (a) to the extent that a Purchaser funds its investments in the Series 2002-A Notes for such Interest Period or portion thereof by issuing Commercial Paper, the sum of (i) the CP Margin, (ii) the weighted average of the rates at which Commercial Paper issued by such Purchaser to fund the purchase or maintenance of its investments in the Series 2002-A Notes during such Interest Period or portion thereof has been sold by any placement agent or commercial paper dealer selected by such Purchaser; provided, that, for purposes of calculating such weighted average, if any such rate is a discount rate, such discount rate shall be converted to an interest-bearing equivalent rate per annum for a 360-day year and (iii) .05 percent per annum, and

                  (b) to the extent that a Purchaser funds its investment in the Series 2002-A Notes for such Interest Period or portion thereof other than by issuing Commercial Paper, a rate equal to the sum of (i) the applicable LIBO Margin and (ii) the Base LIBO Rate for such Interest Period or portion thereof or such other rate as the Agent, the Series Support Provider and the Obligors' Agent shall agree to in writing.

                  "Series 2002-A Base Rate" means, on any date, a fluctuating rate per annum equal to the higher of (a) the Prime Rate or (b) the Federal Funds Rate plus 0.5%.

                  "Series 2002-A Contract" means each Contract listed on a List of Contracts attached to a Pledge Notice which is delivered in connection with a Pledge of Pledged Property with respect to the Series 2002-A Trust Estate, and which Contract has not been released from the Series 2002-A Trust Estate as provided herein or in the Master Agreement.

                  "Series 2002-A Advance Payment Account" has the meaning set forth in Section 3.01(c) hereof.

                  "Series 2002-A Facility Account" has the meaning set forth in
Section 3.01(a) hereof.

                  "Series 2002-A Insured Note Interest Rate" means for any Interest Period for the Series 2002-A Notes, the lesser of:

                  (i) the Series 2002-A Base Insured Note Interest Rate for such Interest Period; and

                  (ii) the Series 2002-A Alternative Insured Note Interest Rate for such Interest Period.

                  "Series 2002-A Note" means any one of the Series 2002-A Notes executed by the Obligor in favor of the Agent and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto, and any replacement therefor.

                  "Series 2002-A Note Balance" means, as of any time of determination, the aggregate, cumulative amount of the Advance Amounts funded pursuant to Section 4.01(b) hereof since the Series Closing Date, reduced by the aggregate, cumulative amounts described in

Sections 3.03(a)(i) tenth, 3.03(a)(ii) eleventh and 3.03(a)(ii) sixteenth and actually paid to the Series 2002-A Noteholders on all prior Settlement Dates.

                  "Series 2002-A Noteholder" shall mean any Owner, as defined herein.

                  "Series 2002-A Note Interest Rate" means for any Interest Period for the Series 2002-A Notes, the weighted average of the following rates determined for each Purchaser (based on the respective investments of each Purchaser in the Series 2002-A Notes and the time period for which applicable rates are in effect):

                           (a) to the extent that a Purchaser funds its investments in the Series 2002-A Notes for such Interest Period or portion thereof by issuing Commercial Paper, the sum of (i) the CP Margin, (ii) the weighted average of the rates at which Commercial Paper issued by such Purchaser to fund the purchase or maintenance of their investments in the Series 2002-A Notes during such Interest Period or portion thereof has been sold by any placement agent or commercial paper dealer selected by such Purchaser; provided, that, for purposes of calculating such weighted average, if any such rate is a discount rate, such discount rate shall be converted to an interest-bearing equivalent rate per annum for a 360-day year, and (iii) 0.05 percent per annum; and

                           (b) to the extent that a Purchaser funds its investments in the Series 2002-A Notes for such Interest Period or portion thereof other than by issuing Commercial Paper, a rate equal to the sum of (i) the applicable LIBO Margin and (ii) the Series 2002-A Alternative Rate for such Interest Period or portion thereof or such other rate as the Agent, the Series Support Provider and the Obligors' Agent shall agree to in writing.

The Series 2002-A Note Interest Rate for any Interest Period shall be adjusted to yield, when applied to the outstanding principal balance of the Series 2002-A Notes, an amount sufficient to pay interest on the incremental effective principal balance of any funding resulting from the capitalization of interest, if any, during such Interest Period.

As used in paragraph (a) of this definition, each Purchaser's weighted average of the Commercial Paper rates shall include (x) any incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Purchaser, and (y) other borrowings by such Purchaser to fund the Net Investment (other than under any liquidity agreement or other program support agreement), including borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market.

                  "Series 2002-A Related Documents" means, collectively, this Series 2002-A Supplement, the Fee Letter, the Premium Letter, the Hedge Agreement(s), the Master Agreement, the Master Transfer Agreement, the Insurance Agreement, the Collateral Administration Agreement, the Note Purchase Agreement, the Series Support, the Series 2002-A Notes and all other instruments, documents, financing statements and agreements executed and delivered by the Obligor, the Obligors' Agent or the Servicer in connection herewith or therewith and each Series 2002-A Transfer Agreement Supplement executed pursuant thereto with respect to the Series 2002-A Trust Estate.

                  "Series 2002-A Reserve Account" shall have the meaning set forth in Section 3.01(b) hereof.

                  "Series 2002-A Secured Parties" shall have the meaning set forth in Section 3.07(b)(viii) hereof.

                  "Series 2002-A Transfer Agreement Supplement" means each Transfer Agreement Supplement entered into pursuant to the Master Transfer Agreement which transfers Series 2002-A Contracts to the Obligor for inclusion in the Series 2002-A Trust Estate.

                  "Series 2002-A Trust Estate" shall have the meaning set forth in Section 1.02 hereof.

                  "Servicer's Certificate" means a report with respect to Series 2002-A, in substantially the form of Exhibit D hereto (appropriately completed), furnished by the Servicer to the Obligors' Agent, the Trustee, the Series Support Provider and the Agent pursuant to Section 6.06 of the Master Agreement.

                  "Servicing Fee" means as of any Settlement Date, an amount equal to one-twelfth of 1.00% of the daily average Contract Principal Balance of the Series 2002-A Contracts during the prior Collection Period, payable on each Settlement Date to the Servicer pursuant to Section 3.03 hereof as compensation for the performance of its duties hereunder and under the Master Agreement.

                  "Settlement Date" means the 15th of each month (or if the 15th of any month is not a Business Day, then on the next succeeding Business Day) commencing with May 15, 2002.

                  "State Concentration Amount" means:

                           (i) for any State other than New Jersey, Florida, Texas or California, the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts with respect to which any User is domiciled in such State, over (y) ten percent (10%) of the Net Investment at such time; plus

                           (ii) for each of Florida, Texas and California, individually, the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts with respect to which any User is domiciled in such State over fifteen percent (15%) of the Net Investment at such time; plus

                           (iii) for New Jersey, the excess, if any of (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts with respect to which any User is domiciled in such State over seventeen and one-half percent (17.50%) of the Net Investment at such time.

                  "Support Interest Funding" means any drawing under the Series Support, or any advance or other payment by the Series Support Provider in lieu of funding a drawing under the Series Support, in either case made with respect to (a) a shortfall in amounts available to pay the Noteholder's Insured Carryover Interest, as described in Section 3.03(e)(i) hereof or (b) the avoidance of any payment in respect of Insured Monthly Interest, as described in
Section 3.03(e)(iii) hereof.

                  "Support Principal Funding" means any drawing under the Series Support, or any advance or other payment by the Series Support Provider in lieu of funding a drawing under the Series Support, in either case made with respect to (a) a shortfall in amounts available to pay the Series 2002-A Note Balance to zero, as described in Section 3.03(e)(ii) hereof or (b) the avoidance of any payment in respect of the Series 2002-A Note Balance as a preference, as described in Section 3.03(e)(iii) hereof.

                  "Swap Agreement" means a Hedging Agreement other than a Cap Agreement.

                  "Take Out" means the refinancing of all of the Series 2002-A Contracts (whether through the issuance of asset-backed securities, funding through other Committed Financing Facilities, whole loan sales or otherwise).

                  "Tangible Net Worth" means, as of any date of determination with respect to Marlin, its shareholders' equity, less any intangible assets, all determined in accordance with GAAP; provided that neither (a) the principal portion of any subordinated debt which is payable within six months of such date of determination nor (b) any preferred stock which has a put right or other similar right within six months of such date of determination shall be considered equity.

                  "Termination Date" means the earliest to occur of: (i) the two
(2) year anniversary of the Series Closing Date, or such later date as the parties (with the express written consent of the Agent and Series Support Provider) may hereafter agree in accordance with Section 4.01(i), (ii) the day designated as the Termination Date by the Obligor on sixty (60) days' prior written notice to the Agent and the Series Support Provider, (iii) the day on which the Series Controlling Party declares the occurrence of the Termination Date or on which the Termination Date automatically occurs pursuant to Section 5.01, (iv) the date on which the Series Support Provider's claims paying ability or financial strength rating is rated below "A" by Standard & Poor's or A2 by Moody's, (v) the 90th day following the date on which the Series Support Provider has delivered a written notice to the Transferor and the Agent to the effect that the most recent audit completed by the Series Support Provider or its designee of the Transferor's origination, servicing and documentation procedures has revealed to the Series Support Provider deficiencies which it reasonably believes creates a material adverse effect on the facility, (vi) a Hedge Counterparty fails to satisfy the definition thereof and is not replaced within fifteen (15) Business Days by a Person satisfying the definition thereof and (vii) the date on which the Liquidity Agreement is no longer in full force and effect. The Agent shall notify the Obligors' Agent and the Series Support Provider immediately upon receipt of notice of, but in any event at least 10 days prior to the date referenced in clause (vii), of the up-coming occurrence of such event described in clause (vii). In addition, no later than 45 days before the scheduled termination of the Liquidity Agreement, the Agent shall notify the Obligors' Agent and the Series

Support Provider as to whether the Company has submitted a renewal request under the Liquidity Agreement.

                  "Three-Month Rolling Average" means, with respect to any pool performance ratio, the sum of the applicable ratio for the most recently ended Collection Period and two immediately preceding Collection Periods (or such fewer Collection Periods as have previously occurred) divided by three (or such smaller number).

                  "Trustee Fee" means the monthly fee payable to the Trustee on each Settlement Date, which shall be the greater of (x) one-twelfth of two basis points (0.02%) per annum times the aggregate Contract Principal Balance of the Series 2002-A Contracts as of the end of the preceding Collection Period and (y) $1,000.

                  "Unused Fee" shall have the meaning set forth in the Fee
Letter.

                  "User Concentration Amount" means, for any User, the excess, if any, of (x) the aggregate Contract Principal Balance of all Series 2002-A Contracts with respect to which such User or any Affiliate of such User is the User, over (y) one percent (1.0%) of the Net Investment at such time.

                  "Weighted Average Hedge Rate" means, with respect to any Interest Period, the weighted average (weighted based on the related notional balances, as well as the number of days during such Interest Period for which the related Hedge Agreement was in effect) of Hedge Rates applicable to all Hedge Agreements under which payment will be received on the Settlement Date relating to such Interest Period.

                  "Weighted Average Life" means, as of any date of determination, a term in years equal to the sum of:

                                  (summation) (Pn X Tn)
                                              ---------
                                                 PB

                  where:

                  (summation) = The mathematical symbol for summation. The summation is computed from 1 to n, where n is the number of months from the date of determination until the date of the last Scheduled Payment under the last Series 2002-A Contract scheduled to be outstanding;

                  Pn = The sum of the principal portions of the Scheduled Payments for all Series 2002-A Contracts in the nth month after the date of determination;

                  Tn = The remaining period, in months, from the time of calculation until such nth month; and

                  PB = The aggregate Contract Principal Balance of all Series 2002-A Contracts at the time of calculation, divided by 12 and rounded to the second decimal place.

                                  ARTICLE III

                         DISTRIBUTIONS AND STATEMENTS TO
               SERIES 2002-A NOTEHOLDER; SERIES SPECIFIC COVENANTS

                  Section 3.01 Series 2002-A Accounts.

                  (a) The Trustee, for the benefit of the Series 2002-A Secured Parties, shall establish and maintain an account (the "Series 2002-A Facility Account") as a segregated trust account in the Trustee's corporate trust department, identified as the "Wells Fargo Bank Minnesota, National Association, as Trustee, Facility Account for Marlin Master Financing Facility Agreement, in trust for the Series 2002-A Secured Parties." The Trustee shall make or permit withdrawals from the Series 2002-A Facility Account only as provided in this Series 2002-A Supplement;

                  (b) The Trustee, for the benefit of the Series 2002-A Secured Parties, shall establish and maintain an account (the "Series 2002-A Reserve Account") as a segregated trust account in the Trustee's corporate trust department, identified as the "Wells Fargo Bank Minnesota, National Association, as Trustee, Reserve Account for Marlin Master Financing Facility Agreement, in trust for the Series 2002-A Secured Parties." The Trustee shall make or permit withdrawals from the Series 2002-A Reserve Account only as provided in this Series 2002-A Supplement and in the Master Agreement;

                  (c) The Trustee, for the benefit of the Series 2002-A Secured Parties, shall establish and maintain an account (the "Series 2002-A Advance Payment Account") as a segregated trust account in the Trustee's corporate trust department, identified as the "Wells Fargo Bank Minnesota, National Association, as Trustee, Advance Payment Account for Marlin Master Financing Facility Agreement, in trust for the Series 2002-A Secured Parties." The Trustee shall make or permit withdrawals from the Series 2002-A Advance Payment Account only as provided in this Series 2002-A Supplement and in the Master Agreement;

                  (d) The Trustee shall deposit to the Series 2002-A Facility Account all Refinance Proceeds remitted to it by the Obligor immediately upon the Trustee's receipt thereof;

                  (e) The Trustee shall deposit to the Series 2002-A Facility Account any Crossover Amounts remitted to it from other Series assigned to Group A, as provided in the Series Supplement(s) relating to such other Series; and

                  (f) Notwithstanding the foregoing or anything in the Master Agreement to the contrary, upon written instruction from the Servicer, the Trustee may deduct from amounts otherwise specified for deposit to the Series 2002-A Facility Account any amounts previously deposited by the Trustee into the Series 2002-A Facility Account but which (i) are subsequently uncollectible as a result of dishonor of the instrument of payment for or on behalf of the User, (ii) are later determined to have resulted from mistaken deposits or (iii) constitute Servicing Charges.

                  Section 3.02 Agent to Send Notice of Amounts Due. On each Determination Date, the Agent shall send to the Servicer (with a copy to the Trustee and the Series Support Provider), a notice in the form of Exhibit C to the Note Purchase Agreement.

                  Section 3.03 Distributions from Series 2002-A Facility
Account.

                  (a) On each Settlement Date, the Trustee (based solely on the information set forth in the related Servicer's Certificate) shall allocate and distribute funds on deposit in the Series 2002-A Facility Account in the following order of priority, without duplication:

                  (i)      if such Settlement Date occurs during the Revolving
Period:

                           first, from Series 2002-A Available Funds, to pay to the Servicer and the Trustee, as applicable, any amounts referred to in Section 3.01(f) and to pay to any other Persons that mistakenly deposited funds into the Series 2002-A Facility Account, such mistakenly deposited funds;

                           second, from the remaining Series 2002-A Available Funds, to the Servicer, an amount necessary to reimburse the Servicer for any unreimbursed Servicer Advances with respect to Series 2002-A Contracts;

                           third, from the remaining Series 2002-A Available Funds, to the Trustee for payment to Hedge Counterparties, amounts due under the related Hedge Agreements, except amounts due as fees, expenses or as the consequence of the occurrence of an event of default or termination event under such Hedge Agreement or otherwise due upon the termination of such Hedge Agreement, which amounts shall be paid as provided in clause sixteenth below;

                           fourth, from the remaining Series 2002-A Available Funds to the Servicer, if the Servicer is not the Obligor or an Affiliate of the Obligor, in payment of any Servicing Fee then due;

                           fifth, from the remaining Series 2002-A Available Funds, to the Trustee, the Trustee Fee, and to the Back-up Servicer, the Back-Up Servicing Fee, any out-of-pocket expenses of the Trustee and the Back-up Servicer or successor Servicer reasonably incurred in connection with the Series 2002-A transaction and, subject to an aggregate, cumulative maximum (including amounts paid under paragraph (a)(ii) fifth below) of $50,000 (with respect to the above described expenses) during the term of this facility, any expenses in excess of such cumulative maximum amount if such expenses are approved in writing by the Series Support Provider and any servicing Transition Cost due such Persons under this Series Supplement;

                           sixth, from the remaining Series 2002-A Available Funds, if no Series Support Provider Default has occurred and is continuing, to the Series Support Provider (x) the Premium Amount due to the Series Support

                           Provider on such Settlement Date in connection with the Series Support and (y) any unpaid Premium Amount due on prior Settlement Dates, together with (in the case of any such unpaid Premium Amount) interest thereon, calculated at the rate set forth in the Insurance Agreement, all as certified by the Series Support Provider to the Trustee, the Agent and the Obligors' Agent;

                           seventh, from the remaining Series 2002-A Available Funds, if no Series Support Provider Default has occurred and is continuing, to the Series Support Provider, the aggregate amount necessary to reimburse the Series Support Provider for prior unreimbursed Support Interest Fundings, together with interest thereon, calculated at the rate set forth in the Insurance Agreement, all as certified by the Series Support Provider to the Trustee, the Agent and the Obligors' Agent;

                           eighth, from the remaining Series 2002-A Available Funds, and amounts provided pursuant to the Series Support, to the Series 2002-A Noteholders the following amounts in the following order, without duplication: (a) the Noteholder's Insured Carryover Interest, if any, minus the amount of any such Noteholder's Insured Carryover Interest arising as a result of any payment default by National City under any Hedge Agreement with respect to any prior Settlement Date and (b) the Insured Monthly Interest due on such Settlement Date minus the amount of any payment default by National City under any Hedge Agreement with respect to such Settlement Date;

                           ninth, from the remaining Series 2002-A Available Funds, if a Series Support Provider Default has occurred and is continuing, to the Series Support Provider, the amounts described in clauses sixth and seventh above;

                           tenth, from the remaining Series 2002-A Available Funds, to the Series 2002-A Noteholders in reduction of the Series 2002-A Note Balance, the lesser of:

                                    (x)      such remaining Series 2002-A
                           Available Funds and

                                    (y)      the excess of (i) the Net
                           Investment, after taking into account any reduction thereof on such Settlement Date pursuant to the preceding clauses of this subsection (a)(i), over (2) the Pro Forma Borrowing Base which, for purposes of this clause (y), shall not include the portion of the Series 2002-A Available Funds then on deposit in the Series 2002-A Facility Account which represents funds required to be applied to the amortization of the Series 2002-A Note Balance for the related Collection Period;

                           eleventh, from the remaining Series 2002-A Available Funds, to the Series 2002-A Noteholders, the following amounts in the following order: (a) the excess, if any, of the Noteholder's Carryover Interest over the Noteholder's Insured Carryover Interest and (b) the excess, if any, of the Monthly Interest over the Insured Monthly Interest, in each case due on such Settlement Date;

                           twelfth, from the remaining Series 2002-A Available Funds, ratably (and based upon the amounts owed to each):

                                    (i) to the Series Support Provider, in
                                    payment of any other amounts owing to the Series Support Provider under the Series 2002-A Related Documents, as certified by the Series Support Provider to the Trustee, the Agent and the Obligors' Agent; and

                                    (ii) to the Series 2002-A Noteholder, for the benefit of the applicable Owners, in payment of the Unused Fee, Breakage Costs and any other amounts owing to the Series 2002-A Noteholders or the Agent under the Series 2002-A Related Documents for the current Collection Period and any prior Collection Period, as certified by the Agent to the Trustee, the Series Support Provider and the Obligors' Agent;

                           thirteenth, to the Servicer, if the Servicer is a person other than Marlin or any Affiliate thereof, by wire transfer of immediately available funds to the account designated by such Servicer, the Increased Servicer Fee, if any, then due, together with any unpaid Increased Servicer Fees from prior Collection Periods, if any;

                           fourteenth, from the remaining Series 2002-A
                           Available Funds, to the Series 2002-A Reserve Account, an amount up to the amount, if any, necessary to make the amounts on deposit in the Series 2002-A Reserve Account equal the Required Reserve Amount;

                           fifteenth, from the remaining Series 2002-A Available Funds, to the Obligors, the lesser of:

                                    (i)      the Advance Amount for all Series
                           2002-A Contracts being Pledged on such Settlement Date in accordance with Section 4.01(e) hereof; and

                                    (ii)     such remaining Series 2002-A
                           Available Funds;

                           sixteenth, from the remaining Series 2002-A Available Funds, ratably, to each Hedge Counterparty (and based upon the amounts owed to each) any amounts due to it as fees, expenses or as the consequence of an event of default or termination event under the related Hedge Agreement or otherwise due upon the termination of the related Hedge Agreement;

                           seventeenth, from the remaining Series 2002-A Available Funds and from amounts, if any, on deposit in the Series 2002-A Reserve Account in excess of the Required Reserve Amount, to the Servicer, if the Servicer is an Obligor or an Affiliate of an Obligor, in payment of any accrued and unpaid Servicing Fee then due;

                           eighteenth, from the remaining Series 2002-A
                           Available Funds, to the Series 2002-A Noteholders the following amounts in the following order, without duplication: (a) the amount of any Noteholder's Insured Carryover Interest arising as a result of any payment default by National City under any Hedge Agreement with respect to any prior Settlement Date which remains unpaid pursuant to clause eighth above and (b) the amount of any Insured Monthly Interest due on such Settlement Date which remains unpaid as a result of payment default by National City under any Hedge Agreement with respect to such Settlement Date pursuant to clause eighth above; and

                           nineteenth, from the remaining Series 2002-A
                           Available Funds and from amounts, if any, on deposit in the Series 2002-A Reserve Account in excess of the Required Reserve Amount, the balance, if any, to other Series in Group A, if any, and thereafter to the Obligors' Agent for the benefit of the applicable Obligor(s), or as otherwise directed by it in writing.

                  (ii) if such Settlement Date occurs during the Amortization Period:

                           first, from Series 2002-A Available Funds to pay to the Servicer and the Trustee, as applicable, any amounts referred to in Section 3.01(f) and to pay to any other Persons that mistakenly deposited funds into the Series 2002-A Facility Account, such mistakenly deposited funds;

                           second, from the remaining Series 2002-A Available Funds, to the Servicer, an amount necessary to reimburse the Servicer for any unreimbursed Servicer Advances with respect to the Series 2002-A Contracts;

                           third, from the remaining Series 2002-A Available Funds, to the Trustee for payment to Hedge Counterparties, amounts due under the related Hedge Agreements, except amounts due as fees, expenses or as the consequence of the occurrence of an event of default or termination event under such Hedge Agreement or otherwise due upon the termination of such Hedge Agreement, which amounts shall be paid as provided in clause eighteenth below;

                           fourth, from the remaining Series 2002-A Available Funds, to the Servicer, if the Servicer is not the Obligor or an Affiliate of the Obligor, in payment of any Servicing Fee then due;

                           fifth, from the remaining Series 2002-A Available Funds, to the Trustee, the Trustee Fee, and to the Back-up Servicer, the Back-Up Servicing Fee, any out-of-pocket expenses of the Trustee and the Back-up Servicer or successor Servicer reasonably incurred in connection with the Series 2002-A transaction and, subject to an aggregate, cumulative maximum (including amounts paid under paragraph (a)(i) fifth above) of $50,000 (with respect to the above described expenses) during the term of this facility, any expenses in excess of such cumulative maximum amount if such expenses are approved in writing by the Series Support Provider and any servicing Transition Cost due such Persons under this Series Supplement;

                           sixth, from the remaining Series 2002-A Available Funds, if no Series Support Provider Default has occurred and is continuing, (x) the Premium Amount due the Series Support Provider on such Settlement Date in connection with the Series Support and (y) any unpaid Premium Amounts due on prior Settlement Dates, together with (in the case of any such unpaid Premium Amounts) interest thereon, calculated at the rate set forth in the Insurance Agreement, all as certified by the Series Support Provider to the Trustee, the Agent and the Obligors' Agent;

                           seventh, from the remaining Series 2002-A Available Funds, if no Series Support Provider Default has occurred and is continuing, to the Series Support Provider, the aggregate amount necessary to reimburse the Series Support Provider for prior unreimbursed Support Interest Fundings, together with interest thereon, calculated at the rate set forth in the Insurance Agreement, all as certified by the Series Support Provider to the Trustee, the Agent and the Obligors' Agent;

                           eighth, from the remaining Series 2002-A Available Funds, if no Series Support Provider Default has occurred and is continuing, to the Series Support Provider, the aggregate amount necessary to reimburse the Series Support Provider for prior unreimbursed Support Principal Fundings, together with interest thereon, calculated at the rate set forth in the Insurance Agreement, all as certified by the Series Support Provider to the Trustee, the Agent and the Obligors' Agent;

                           ninth, from the remaining Series 2002-A Available Funds, and amounts provided pursuant to the Series Support, to the Series 2002-A Noteholders the following amounts in the following order, without duplication: (a) the Noteholder's Insured Carryover Interest, if any, minus the amount of any such Noteholder's Insured Carryover Interest arising as a result of any payment default by National City under any Hedge Agreement with respect to any prior Settlement Date and (b) the Insured Monthly Interest due on such Settlement Date minus the amount of any payment default by National City under any Hedge Agreement with respect to such Settlement Date;

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

                           tenth, from the remaining Series 2002-A Available Funds, if a Series Support Provider Default has occurred and is continuing, to the Series Support Provider, the amounts described in clauses sixth and seventh above;

                           eleventh, from the remaining Series 2002-A Available Funds (plus, on the first Settlement Date during the Amortization Period, the amount on deposit in the Series 2002-A Reserve Account), to the Series 2002-A Noteholders, in reduction of the Series 2002-A Note Balance, the sum of (1) the amount if any, by which
                           (x) the Borrowing Base as of the end of the second preceding Collection Period exceeded (y) the Borrowing Base as of the end of the immediately preceding Collection Period plus (2) any unpaid amounts due under this clause eleventh on prior Settlement Dates;

                           twelfth, from the remaining Series 2002-A Available Funds, if a Series Support Provider Default has occurred and is continuing, to the Series Support Provider, the amount described in clause eighth above;

                           thirteenth, from the remaining Series 2002-A
                           Available Funds, to the Series 2002-A Noteholders, the following amounts in the following order: (a) the excess, if any, of the Noteholder's Carryover Interest over the Noteholder's Insured Carryover Interest and (b) the excess, if any, of the Monthly Interest over the Insured Monthly Interest, in each case due on such Settlement Date;

                           fourteenth, to the Servicer, if the Servicer is a person other than Marlin or any Affiliate thereof, by wire transfer of immediately available funds to the account designated by such Servicer, the Increased Servicer Fee, if any, then due, together with any unpaid Increased Servicer Fees from prior Collection Periods, if any;

                           fifteenth, from the remaining Series 2002-A Available Funds, to the Servicer, if the Servicer is an Obligor or an Affiliate of an Obligor, in payment of any accrued and unpaid Servicing Fee then due;

                           sixteenth, from the remaining Series 2002-A Available Funds (plus, on the first Settlement Date during the Amortization Period, the amount on deposit in the Reserve Account not applied under clause eleventh above) to the Series 2002-A Noteholders in reduction of the Series 2002-A Note Balance, the lesser of (i) 100% of such amount and (ii) the then-outstanding Series 2002-A Note Balance (calculated after taking into account any reduction therein under clause eleventh above);

                           seventeenth, from the remaining Series 2002-A Available Funds, ratably (and based upon the amounts owed to each)

                                    (i)     Series Support Provider, in payment
                                            of any other amounts owing to the
                                            Series Support Provider under the
                                            Series

                                             2002-A Related Documents, as
                                             certified by the Series Support
                                             Provider to the Trustee, the Agent
                                             and the Obligors' Agent; and

                                    (ii)    to the Series 2002-A Noteholder, for
                                            the benefit of the applicable
                                            Owners, in payment of the Unused
                                            Fee, Breakage Costs and any other
                                            amounts owing to the Series 2002-A
                                            Noteholders or the Agent under the
                                            Series 2002-A Related Documents for
                                            the current Collection Period and
                                            any prior Collection Period, as
                                            certified by the Agent to the
                                            Trustee, the Series Support Provider
                                            and the Obligors' Agent;

                           eighteenth, from the remaining Series 2002-A
                           Available Funds, ratably, to each Hedge Counterparty (and based upon the amounts owed to each) any amounts due as fees, expenses or as the consequence of an event of default or termination event under the related Hedge Agreement or otherwise due upon the termination of the related Hedge Agreement;

                           nineteenth, from the remaining Series 2002-A
                           Available Funds, to the Series 2002-A Noteholders the following amounts in the following order, without duplication: (a) the amount of any Noteholder's Insured Carryover Interest arising as a result of any payment default by National City under any Hedge Agreement with respect to any prior Settlement Date which remains unpaid pursuant to clause ninth above and (b) the amount of any Insured Monthly Interest due on such Settlement Date which remains unpaid as a result of payment default by National City under any Hedge Agreement with respect to such Settlement Date pursuant to clause ninth above; and

                           twentieth, from the remaining Series 2002-A Available Funds the balance, if any, to other Series in Group A, if any, and thereafter to the Obligors' Agent for the benefit of the applicable Obligor(s), or as otherwise directed by it in writing.

                  (b) All payments of interest, principal, fees, and other amounts payable to the Series 2002-A Noteholders hereunder shall be made on each Settlement Date to the Agent for the benefit of the applicable Purchaser(s) by wire transfer of immediately available funds to an account designated in writing, in the form of Exhibit C hereto delivered to the Trustee on or prior to the related Determination Date without presentation or surrender of the Series 2002-A Note or the making of any notation thereon. All computations of interest, including computations of Noteholder's Carryover Interest, Noteholder's Insured Carryover Interest, Monthly Interest, and Insured Monthly Interest, and any fees due to the Series 2002-A Noteholder hereunder shall be made on the basis of a year consisting of 360 days for the actual number of days elapsed.

                  (c) Any designation by the Agent of an account for receipt of wire transfers pursuant to the preceding clause (b) shall be a standing instruction, effective with respect to the applicable Settlement Date and all subsequent Settlement Dates thereafter until revoked. In the absence of such timely wire transfer instructions, payment will be made by cashiers check sent by overnight courier to the Agent at the address designated pursuant to Section 7.01. All reasonable costs and expenses incurred by the Trustee in connection with the distribution of the payments to the Series 2002-A Noteholders or the Series Support Provider as set forth in this Section 3.03(c) shall be paid by the Servicer.

                  (d)      (i)      In the event that on any Determination Date
occurring during the Revolving Period, the Servicer's Certificate indicates that Series 2002-A Available Funds will be insufficient to make the payments provided for in clauses first through thirteenth of Section 3.03(a)(i) on the related Settlement Date, the Trustee will on the related Settlement Date withdraw the amount of such insufficiency from the Series 2002-A Reserve Account to the extent of amounts available therein and apply the amount withdrawn in accordance with the priorities specified in Section 3.03(a)(i) through such clause thirteenth.

                           (ii)     On the first Settlement Date occurring
during the Amortization Period all amounts then on deposit in the Series 2002-A Reserve Account shall be transferred to the Series 2002-A Facility Account for application in accordance with priorities eleventh and sixteenth only of Section 3.03(a)(ii) hereof on such Settlement Date.

                  (e)      (i)      In the event that on any Determination Date,
the Servicer's Certificate indicates that Series 2002-A Available Funds together with any amounts withdrawn from the Series 2002-A Reserve Account in accordance with Section 3.03(d) will be insufficient when applied in accordance with the priorities specified in Section 3.03(a)(i) eighth or Section 3.03(a)(ii) ninth on the related Settlement Date, to make the distribution of the Noteholder's Insured Carryover Interest described in such clauses and (ii) such Noteholder's Insured Carryover Interest will, on such related Settlement Date, relate to Insured Monthly Interest originally due on the second (or earlier) preceding Settlement Date, the Trustee will deliver a Notice for Payment in the form set forth as an exhibit to the Series Support in the amount of such shortfall to the Series Support Provider on the second Business Day prior to such Settlement Date. Upon receipt of funds from the Series Support Provider in respect of such Notice for Payment, the Trustee shall pay such amount to the Series 2002-A Noteholders in respect of the such Noteholder's Insured Carryover Interest payable under such clauses.

                           (ii)     In addition, in the event that on the date
following the Termination Date that is 180 days after the last Scheduled Payment of the last outstanding Series 2002-A Contract, the Series 2002-A Note Balance has not been reduced to zero, the Trustee will deliver a Notice for Payment in the form set forth as an exhibit to the Series Support in the amount of the remaining Series 2002-A Note Balance to the Series Support Provider. Upon receipt of funds from the Series Support Provider in respect of such Notice for Payment, the Trustee will pay such amount to the Series 2002-A Noteholders in reduction of the Series 2002-A Note Balance.

                           (iii)    If the payment of any amount which is
guaranteed pursuant to the Series Support is voided as a preference (an "Avoidance Event") under any applicable bankruptcy, insolvency, receivership or similar law in a bankruptcy, insolvency, readjustment of debt, reorganization or similar proceeding (an "Insolvency Proceeding") and, as a result of such an Avoidance Event, the Trustee or a Noteholder is required to return such payment, the Trustee will, upon obtaining knowledge of such Avoidance Event, deliver a Notice of Payment in the form set forth as an Exhibit to the Series Support in the amount of such payment to the Series Support Provider. Upon receipt of funds from the Series Support Provider in respect of such Notice for Payment, the Trustee will pay such amount to the applicable Series 2002-A Noteholders.

                  (f)      Notwithstanding the priority of payments set forth in
Section 3.03(a) above or any other term or provision of this Series 2002-A Supplement or the Master Agreement to the contrary, payments made by the Series Support Provider to the Trustee for the benefit of the Series 2002-A Noteholders shall be applied solely to the obligations in respect of which the related Notice for Payment was delivered. Amounts paid by the Series Support Provider to the Trustee and paid to the Series 2002-A Noteholders shall not be considered payment by the Obligors or otherwise with respect to the Series 2002-A Notes, nor shall such payments discharge any obligations of the Obligors with respect to the Series 2002-A Notes, and the Series Support Provider shall become the owner of the portion of Insured Monthly Interest, the Noteholder's Insured Carryover Interest and the Series 2002-A Note Balance, as the case may be, in respect of which such payments were made as assignee and subrogee of the Series 2002-A Noteholders and shall be entitled to receive reimbursement in respect thereof. The Trustee hereby agrees on behalf of each Series 2002-A Noteholder for the benefit of the Series Support Provider that it recognizes that to the extent the Series Support Provider makes payments to the Trustee for the benefit of the Series 2002-A Noteholders, the Series Support Provider shall become the owner of the applicable portion of the Series 2002-A Notes as assignee and subrogee of the Series 2002-A Noteholders and shall be entitled to receive the related reimbursement in accordance with the priority of distributions referenced in Section 3.03(a)(i) and Section 3.03(a)(ii) (as appropriate) above.

                  (g) The Trustee shall not have any duty or obligation to recalculate, recompute or verify the information contained in the Servicer's Certificate.

                  Section 3.04 Reporting and Review Requirements.

                  (a) The Servicer shall send to the Agent, the Series Support Provider and the Trustee a Servicer's Certificate with respect to each Collection Period, such Servicer's Certificate to be in the form of that attached hereto as Exhibit D, not later than three (3) Business Days prior to the immediately succeeding Settlement Date. Such report shall also be sent to the Trustee in an electronic format acceptable to the Trustee.

                  (b) By January 31 of each calendar year, commencing January 31, 2003, the Servicer shall prepare and distribute to the Agent a statement containing such information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as is necessary or may reasonably be requested by the Agent to enable the Purchasers to prepare their tax returns.

                  (c) The Series Support Provider or its designee shall, at Marlin's expense (not to exceed $52,500 per annum plus out-of-pocket costs and expenses) be permitted to conduct such audits of Marlin's origination, servicing and documentation procedures as the Series Support Provider shall deem necessary, but not more frequently than three times per year. In addition, the Series Support Provider or its designee shall have the right (1) as long as a Series Event of Default has not occurred and is not continuing, to conduct additional audits at the Series Support Provider's (or its designee's) expense, upon at least two Business Day's prior notice and (2) following the occurrence of and during the continuance of a Series Event of Default, to conduct audits as frequently as it deems necessary, at any time without prior notice and at Marlin's expense.

                  (d) Marlin shall provide the Agent and the Series Support Provider with a covenant compliance certificate (as part of the Servicer's Certificate), to the effect that, as of the end of each calendar quarter, Marlin and each Obligor is in compliance with its respective covenants hereunder (listing any exceptions) signed by the Servicing Officer of Marlin and delivered within 45 days of the end of such calendar quarter.

                  (e) Marlin shall provide the Agent and the Series Support Provider with consolidated and consolidating financial statements (consolidating financial statements to include, in columnar format, all wholly-owned subsidiaries of Marlin, with the exception of subsidiaries that are special-purpose entities), in each case prepared in accordance with GAAP (i) unaudited, on a quarterly basis, within 45 days of the end of each calendar quarter, certified by the Chief Financial Officer of Marlin and (ii) audited, on an annual basis, within 120 days of the end of each fiscal year, audited by Marlin's Independent Public Accountants.

                  (f) Marlin shall provide the Agent and the Series Support Provider with a copy of its "monthly business review" within 30 days of the end of each month.

                  (g) Marlin shall provide the Agent and the Series Support Provider with a copy of its annual management/internal control report prepared by Marlin's Independent Public Accountants, promptly following Marlin's receipt thereof and in no event later than 120 days following the end of each fiscal year.

                  (h) Marlin shall provide the Agent and the Series Support Provider with a copy of its annual budget for each upcoming fiscal year, including statements of income and cash flows, and balance sheets, not later than 30 days after the beginning of such fiscal year.

                  (i) The Servicer and the Trustee shall furnish to the Agent and the Series Support Provider during the term of this Series 2002-A Supplement, such periodic, special or other reports or information not specifically provided for herein, as shall be necessary, reasonable and appropriate as shall be requested by the Agent or the Series Support Provider, all such reports or information to be provided by and in accordance with reasonable instructions and directions as the Agent or the Series Support Provider may reasonably require and as the Servicer and the Trustee may reasonably be able to produce. In furtherance of, and not in limitation of the foregoing, there shall be delivered to the Agent and the Series Support Provider by the Trustee, promptly following the Trustee's receipt thereof, copies of (i) each Servicer's annual compliance statement delivered to the Trustee pursuant to
Section 6.07 of the Master Agreement, and (ii) each financial statement and report delivered to the Trustee pursuant to Section 6.08 of the Master Agreement. The Trustee's obligation under this Section 3.04(c) shall only pertain to information provided by the Servicer to the Trustee or otherwise in the Trustee's possession.

                  (j) The Trustee shall promptly, after any Responsible Officer's receipt of copies thereof, or any Responsible Officer acquiring actual knowledge thereof, send to the Agent and the Series Support Provider (at the Servicer's expense):

                  (i) written notice of any breach by the Transferor, the Obligor, the Obligors' Agent or the Servicer of any of their respective representations, warranties or covenants made in any of the Series 2002-A Related Documents to which it is a party;

                  (ii) a copy of each Servicer compliance statement delivered to the Trustee pursuant to Section 6.07 of the Master Agreement;

                  (iii) a copy of each financial statement, Independent Accountant's review, notice and report delivered to the Trustee pursuant to Sections 6.08 and 12.04 of the Master Agreement;

                  (iv) written notice of the occurrence of any Series Event of Default or Event of Servicer Termination;

                  (v) written notice of any failure of the Trustee to conform to the eligibility requirements for the Trustee pursuant to Section 11.08 of the Master Agreement;

                  (vi) written notice of the appointment of any co-trustee or separate trustee by the Trustee pursuant to
                           Section 11.15 of the Master Agreement; and

                  (vii) copies of all other financial statements, reports, information and/or notices as may be reasonably requested by the Agent or the Series Support Provider and, in each case, which has been received by or is otherwise in the possession of the Trustee or to which the Trustee would have access or would be entitled to receive or request in accordance with the terms of the Master Agreement;

provided, however, that in each case the Trustee shall only be required to send such notices and other items to the Agent and the Series Support Provider to the extent that the Trustee has itself received or has knowledge of the related information. Except as may be specifically provided herein, the Trustee shall have no obligation to seek to obtain any such information.

                  Section 3.05 Compliance With Withholding Requirements. Notwithstanding any other provisions of this Series 2002-A Supplement or the Master Agreement to the contrary, the Trustee, for and on behalf of, and at the direction of the Servicer, shall comply with all federal withholding requirements respecting payments (or advances thereof) to the Agent on behalf of the Purchasers as may be applicable to instruments constituting indebtedness for federal income tax purposes. Except as otherwise provided in the Note Purchase Agreement, any amounts so withheld shall be treated as having been paid to the Agent on behalf of the applicable Purchasers for all purposes of this Series 2002-A Supplement. In no event shall the consent of the Agent or any Purchasers be required for any such withholding.

                  Section 3.06 Servicer Advances. No later than one Business Day preceding each Settlement Date, if the Servicer determines that any Scheduled Payment (or portion thereof), which was due and payable pursuant to a Series 2002-A Contract during the related Collection Period was not received by such date, the Servicer may make a Servicer Advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof), to the extent that in its sole discretion it determines it can recoup such amount from subsequent Collections under the related Series 2002-A Contract. The Servicer shall remit any Servicer Advances to the Series 2002-A Facility Account for application in accordance with the terms of Section 3.03.

                  Section 3.07 Special Representations, Covenants and Acknowledgements.

                  (a) With respect to the Series 2002-A Notes, the Obligor and the Obligors' Agent does hereby represent and warrant, as of each Pledge
Date:

                  (i) Insolvency. Each of the Obligor and the Obligors' Agent is Solvent and will remain Solvent after giving effect to the issuance of the Series 2002-A Notes and the transactions contemplated by this Series 2002-A Supplement, the Master Facility Agreement and each Series 2002-A Related Document to which it is a party.

                  (ii) Principal Place of Business. Exhibit F hereto sets forth the principal place of business, state of incorporation or organization, and chief executive office and the location of the Contract Files for the Obligor and the Obligors' Agent.

                  (iii) Valid Pledge. Each Pledge constitutes the grant of a perfected, first priority security interest in all Pledged Property (other than any Equipment having an Original Equipment Cost of $25,000 or less, with respect to which such security interest is validly granted, but may not be perfected or of first priority) to the Trustee.

                  (iv) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Obligor and the Obligors' Agent of this Agreement, the Master Facility Agreement and each Series 2002-A Related Document to which it is a party except for such authorizations, approvals, actions, notices and filings as have already been obtained, taken or made.

                  (v) Accuracy of Information. All information heretofore furnished in writing by the Obligor or the Obligors' Agent to the Trustee, the Series Support Provider or to the Agent for purposes of or in connection with this Agreement, the Master Facility Agreement and each Series 2002-A Related Document to which it is a party or any Pledge is true, accurate and complete in every material respect on the date such information is stated or certified.

                  (vi) Names. In the past two years, none of the Obligor nor the Obligors' Agent has used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement.

                  (vii) No Adverse Selection. The Series 2002-A Contracts have been, and will be, selected by the Obligors' Agent in a manner that is not adverse to the interests of the Trustee, the Series 2002-A Noteholders or the Series Support Provider.

                  (viii) Eligibility. Each Series 2002-A Contract being Pledged on such Pledge Date is an Eligible Contract.

                  (ix) No Event of Default. No Series Event of Default has occurred and is continuing, nor does any situation exist which, with the giving of notice and/or the passage of time, would result in the occurrence of a Series Event of Default.

                  (b) The Obligor, the Obligors' Agent, Marlin and the Servicer do hereby covenant, acknowledge and agree that:

                  (i) Access to Documentation. The Agent, the Series Support Provider and any of their duly authorized representatives, attorneys or accountants shall have the same access to the documentation relating to the Series 2002-A Trust Estate as the Trustee is provided pursuant to Section 6.09 of the Master Agreement.

                  (ii) Servicer to Indemnify. The Servicer shall indemnify the Agent, the Series Support Provider and the Series 2002-A Noteholders to the same extent and on the same terms as the Trustee, pursuant to Section 8.01 of the Master Agreement.

                  (iii) Certain Consents Required. The prior written consent of the Series Support Provider and the Agent shall be required for the Obligor to take any action described in Section 14.03(a) or 14.03(b) of the Master Agreement.

                  (iv) Notice of Return of Final Payment. The Servicer shall give the Agent and the Series Support Provider notice of any return of final payment given to the Trustee pursuant to Section 5.06 of the Master Agreement, at the same time such notice is given to the Trustee.

                  (v) Acknowledgement of Obligor. The Obligor hereby confirms and acknowledges that, by its execution hereof, (a) it shall be deemed to be a party to the Master Agreement and to the Master Transfer Agreement for the purpose of making all representations, warranties and covenants, and being bound by all obligations, applicable to the Obligor thereunder, to the extent (and only to the extent) such representations, warranties, covenants and obligations relate to the Series 2002-A Note and/or the Series 2002-A Trust Estate and (b) it confirms the right and ability of the Obligors' Agent to execute any and all Series 2002-A Documents on behalf of such Obligor, and that the Obligors' Agent's signature thereon shall have the same force and effect as if the Obligor were a direct signatory thereto.

                  (vi) Series Controlling Party. The parties hereto acknowledge that so long as no Series Support Provider Default shall have occurred and be continuing, the Series Support Provider shall be the "Series Controlling Party" with respect to the Series 2002-A Notes for purposes of the Master Agreement and this Series 2002-A Supplement and that if a Series Support Provider Default shall have occurred and be continuing, the Agent shall be the "Series Controlling Party" for purposes of the Master Agreement and this Series 2002-A Supplement so long as such Series Support Provider Default shall continue.

                  (vii) Series Trustee Secured Obligations. The "Series Trustee Secured Obligations" and the "Series Secured Obligations" with respect to the Series 2002-A Notes shall mean, collectively (a) all amounts due to the Series 2002-A Noteholders for principal and interest and under the Note Purchase Agreement and any amounts owing under the Series 2002-A Related Documents, (b) any amounts due to the Agent hereunder and under the Note Purchase Agreement, either in its individual capacity or on behalf of the Purchasers, (c) any fees and expenses due to the Trustee or the Back-up Servicer with respect to the Series 2002-A Notes, (d) amounts due to the Series Support Provider hereunder and under the Insurance Agreement and (e) any payments due to any Hedge Counterparty with respect to the Series 2002-A Note.

                  (viii) Series Secured Parties. The "Series Secured Parties" with respect to the Series 2002-A Note are the Trustee, the Series Support Provider, the Agent, the Series 2002-A Noteholders, and each Hedge Counterparty (the "Series 2002-A Secured Parties").

                  (ix) Original Servicer Fee Rate. The "Original Servicer Fee Rate" with respect to the Series 2002-A Note is the percentage set forth in the definition of "Servicing Fee" herein.

                  (x) Original Issue Date. The "Original Issue Date" with respect to the Series 2002-A Note is the Series Closing Date.

                  (xi) Limitation of Allowable Prepayments. The Servicer shall not accept any Prepayment unless the amount received in connection therewith is at least equal to the related Prepayment Amount as of such date, or, if less, unless the Servicer makes a non-recoverable deposit to the Master Facility

                           Account in the amount of any shortfall (which non-recoverable deposit shall be a "Collection" with respect to the Series 2002-A Trust Estate).

                  (xii) Limitation on Removals. Notwithstanding Section 6.12(b) of the Master Agreement, the Servicer may not remove any Contract pursuant to such Section 6.12(b) if the aggregate of the Contract Principal Balances removed pursuant to such Section exceeds ten percent (10%) of the Maximum Series Limit.

                  (xiii) Series Controlling Party to Appoint Successor Servicer with Respect to this Series. The Series Controlling Party shall have the right to appoint a successor Servicer with respect to the Series 2002-A Contracts in the event of an Event of Servicer Termination.

                  (xiv) Terms of Take-Out. Immediately following each Take-Out, the Net Investment shall be reduced to zero.

                  (xv) Equipment Type. The Servicer will not change the Equipment Type classifications on its servicing system without the prior written consent of the Series Controlling Party.

                  (xvi) Change in Credit and Collection Policy. There has been no, nor shall there be any, material change in the Credit and Collection Policy since April 9, 2002 without the prior written consent of the Agent and the Series Support Provider.

                  (xvii) Alternative Committed Financing Facilities. Marlin shall at all times prior to the Termination Date maintain one or more Committed Financing Facilities in addition to this facility (none of which have any credit support provided by the Series Support Provider), providing for the committed financing, in the aggregate, of not less than $32,500,000;

                  (xviii) ERISA. Except as may otherwise be imposed by law, Marlin has no obligation to provide, and will not have any obligation to provide, post-retirement medical or life insurance or other death benefits to any person other than pursuant to the "Marlin Leasing Corporation 401(k) Profit Sharing Plan" (the "401 (k) Plan"). Except with respect to the 401(k) Plan, Marlin, does not currently maintain, have an obligation to contribute to or pay withdrawal liability to, or have any other obligation with respect to, any "pension plan" (within the meaning of section 3(2) of ERISA) or any multiemployer plan (within the meaning of section 3(37) of ERISA). For purposes hereof, all references to "ERISA" shall be deemed to refer to the Employee Retirement Income Security Act of 1974 (and any sections of the Code), as now in effect and as it may hereafter be amended or modified, and all regulations promulgated thereunder and all references to "Marlin" in this paragraph (xix) shall be deemed to refer to Marlin and all other entities with which Marlin is affiliated within the meaning of Section

                           414(b) and 415(h) of the Code, as amended by ERISA, and Sections 210(c) and 4001(a)(2) of ERISA.

                  (xix) Substitute Contracts. Any Substitute Contract delivered to the Series 2002-A Trust Estate shall, if delivered during the Amortization Period, in addition to being an Eligible Contract, have substantially similar characteristics as the Replaced Contract.

                  Section 3.08 Hedging Arrangements.

                  (a) Marlin shall provide for one or more Hedge Agreement(s) with respect to the Series 2002-A Trust Estate with an aggregate notional balance at least equal to the principal portion of the Net Investment. Each Hedge Agreement shall:

                  (i) provide for payments on each Settlement Date (x) which, in the case of a Cap Agreement, are made only by the Hedge Counterparty to the Trustee, in an amount equal to the current notional amount of the Hedge Agreement applied to the excess, if any, of the Base LIBO Rate over the Hedge Rate with respect thereto, and (y) in the case of a Swap Agreement, are to be made (1) by the Hedge Counterparty to the Trustee in an amount equal to the current notional amount of the Swap Agreement applied to the Base LIBO Rate, and (2) by the Trustee to the Hedge Counterparty in an amount equal to such notional amount applied to the Hedge Rate with respect thereto (which amounts may be netted, with the net amount paid by one party to the other);

                  (ii) be satisfactory in form and substance to the Series Support Provider and the Agent;

                  (iii) provide that all payments made by the Hedge Counterparty thereunder shall be made directly into the Series 2002-A Facility Account;

                  (iv) provide for termination at the option of the Trustee upon release of the related Series 2002-A Contracts from the Lien of the Indenture;

                  (v) require the Hedge Counterparty to find a replacement Hedge Counterparty to execute a new Hedge Agreement satisfactory to the Series Support Provider and the Agent within 10 Business Days of any downgrade of the ratings of the Hedge Counterparty below the levels set forth in the definition of "Hedge Counterparty", which replacement must meet the qualifications set forth in the definition of "Hedge Counterparty"; and

                  (vi) be between the related Hedge Counterparty and the Trustee;

                  (b) In the event that a Hedge Counterparty no longer satisfies the ratings requirement specified in the definition thereof and does not itself find a replacement which has executed a Hedge Agreement as required under clause (v) of Section 3.08(a), Marlin shall be required, within 15 Business Days following the failure of such Hedge Counterparty to satisfy

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

such ratings requirement, to provide a substitute Person satisfying the requirements of the definition of Hedge Counterparty to be substituted as the Hedge Counterparty under the applicable Hedge Agreement(s) or to enter into a new Hedge Agreement satisfactory to the Series Support Provider and the Agent.

                  (c) The Trustee shall not designate an "Early Termination Date" under any Hedge Agreement following any "Event of Default" or "Termination Event" thereunder without the prior written consent of the Series Controlling Party, and must designate such an "Early Termination Event" at the Series Controlling Party direction if the circumstances would permit the Trustee to then make such a designation.

                  (d) The Trustee shall promptly forward to the Series Controlling Party a copy of any notice received from a Hedge Counterparty relating to any downgrade, withdrawal or suspension of such Hedge Counterparty's (or such Hedge Counterparty's guarantor's) ratings.

                  (e) The Trustee shall not execute any assignment, assumption, credit support annex, extension, amendment, modification, waiver, confirmation, designation of "Reference Market Makers," schedule or other agreement in connection with any Hedge Agreement without first obtaining the prior written consent of the Series Controlling Party. A copy of any such item received by the Trustee, together with a copy of any other notice or communication received by the Trustee in connection with any Hedge Agreement shall be forwarded to the Series Controlling Party promptly on receipt. Notice of (i) any assignment or transfer by a Hedge Counterparty of any of its rights or obligations under any Hedge Agreement (ii) any assumption, amendment, extension, modification, waiver or event of default under any Hedge Agreement, and (iii) the Hedge Counterparties entering into any new Hedge Agreement shall be given by the Trustee to each Rating Agency.

                  Section 3.09 Lockbox Account.

                  (a) The Servicer shall establish a Lockbox Account identified as "the Lockbox Account for Marlin Master Facility Agreement, in trust for the Series 2002-A Secured Parties" on behalf of, and in the name of, MLR II LLC, which shall be an Eligible Bank Account. The Servicer shall direct each User to make all payments with respect to the Series 2002-A Contracts which are due after the related Pledge Date directly to the Lockbox Account. Any notice delivered pursuant to the preceding sentence of this Section 3.09 after the date hereof shall provide that (i) it is irrevocable except by, or a notice accompanied by written consent of, the Series Controlling Party and (ii) the User will only be discharged from its obligations under the Series 2002-A Contract to the extent payments are sent to the Lockbox Account.

                  (b) The Servicer shall issue and maintain a standing instruction to the Lockbox Bank under the Lockbox Agreement to the effect that
(x) on each Business Day the Lockbox Bank shall (i) cause all items received in the post-office box related to the Lockbox Account since the preceding Business Day relating to the Series 2002-A Contracts to be deposited into the Lockbox Account, and (ii) remit by electronic funds transfer, into the Series 2002-A Facility Account all available funds on deposit in the Lockbox Account and (y) if the Lockbox Bank receives a written notice from the Series Controlling Party stating that a Series Event of Default has occurred hereunder, the Lockbox Bank shall thereafter follow such directions as it may thereafter receive from the Series Controlling Party with respect to Collections on the Series 2002-A Contracts, and shall not thereafter follow any directions of the Servicer (unless otherwise directed by the Series Controlling Party). Such standing instruction shall be evidenced by an agreement with the Lockbox Bank in form and substance acceptable to the Series Controlling Party. The Servicer will transfer any payments it receives directly rather than by payment to the Lockbox Account by or on behalf of the Users pursuant to the Contracts and all Recoveries in respect thereof to the Series 2002-A Facility Account immediately upon receipt thereof.

                  (c) Neither the Servicer, any Obligor nor any Affiliate thereof shall direct or shall have directed any payments to be remitted to the Lockbox Account unless such payments relate to the Series 2002-A Contracts, or to Contracts relating to other Series of Notes assigned to Group A.

                                   ARTICLE IV

                    SERIES PRINCIPAL AMOUNT FOR SERIES 2002-A

                  Section 4.01 Advances.

                  (a) The Trustee shall deliver the Series 2002-A Note when authenticated as directed in writing by the Obligor, and in accordance with
Section 5.01 of the Master Agreement.

                  (b) The Agent on behalf of the Series 2002-A Noteholders agrees, by its acceptance of the Series 2002-A Note, that the Obligors' Agent may, during the Revolving Period, on any Business Day, but not more frequently than weekly (a "Pledge Date"), request upon not less than three (3) Business Days' prior written notice (to be delivered not later than 4:00 p.m. New York time) in the form set forth in Exhibit G hereto (a "Pledge Notice") delivered to the Agent, the Series Support Provider, the Servicer and the Trustee, and upon satisfaction of the conditions set forth in the Note Purchase Agreement and in this Section 4.01, that the Agent remit to the Obligors' Agent an amount, to the extent received by the Agent from Purchasers under the Note Purchase Agreement, representing an increase in the Series 2002-A Noteholders' investment in the Series 2002-A Notes (each such increase in investment, an "Advance") in an amount equal to the related Advance Amount, provided, however, that the aggregate of the Advance Amounts which may be paid pursuant to this Section 4.01(b) and Section 4.01(e) shall not, in any calendar month, exceed a dollar amount equal to 175% of Marlin's average monthly production (expressed in terms of the aggregate Equipment cost relating to Marlin's lease originations and purchases) during the immediately preceding six months; provided, further, however, that if no amount is paid pursuant to this Section 4.01(b) in any calendar month, then the maximum amount which may be paid pursuant to this
Section 4.01(b) during the immediately following calendar month shall be the sum of the maximum Advance Amount for such calendar month and the immediately preceding calendar month.

                  (c) The Obligor shall Pledge the Pledged Property to the Trustee to be held in trust as part of the Series 2002-A Trust Estate in connection with the delivery of each Pledge Notice. Each Pledge Notice shall specify:

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

                  (i)      the proposed Pledge Date,

                  (ii) the related List of Contracts, which shall also include for each Series 2002-A Contract and the related discounted Booked Residual;

                  (iii) the amount of the related Advance Amount, which shall not be less than $1,000,000 except as provided in paragraph (e) below;

                  (iv)     the Purchase Price Percentage for such Pledge;

                  (v)      the Hedge Rate applicable to such Series 2002-A
                           Contracts;

                  (vi) the aggregate Contract Principal Balance of all Series 2002-A Contracts being Pledged; and

                  (vii) the Borrowing Base immediately prior to such Pledge and the Pro Forma Borrowing Base.

                  (d) No Advance will be funded with respect to any Series 2002-A Contract unless:

                  (i) the Trustee has previously delivered its Certification (as defined in the Collateral Administration Agreement) with respect thereto, which Certification shall indicate that (1) the Trustee is holding the related Series 2002-A Contracts pursuant to the Collateral Administration Agreement and (2) there is no Deficiency (as defined in the Collateral Administration Agreement) with respect to such Series 2002-A Contract;

                  (ii) no Series Event of Default or event which, with the giving of notice and/or the passage of time, would constitute a Series Event of Default, shall have occurred and be continuing;

                  (iii) after giving effect to the proposed Advance, the Net Investment shall not exceed the lesser of (x) the Borrowing Base and (y) the Maximum Series Limit as of such date;

                  (iv) the representations and warranties of the Obligor under the Series 2002-A Related Documents are true and correct in all material respects as of the related Pledge Date, unless such representation and warranty speaks only as of a particular date;

                  (v)      the Termination Date has not occurred; and

                  (vi) the Agent and the Series Support Provider shall have received all such other documents, opinions and other information as it shall have reasonably requested not fewer than ten Business Days in advance.

                  (e) In addition to the provisions of paragraph (b) above, in which a pledge of additional Series 2002-A Contracts results in an increase in the Series 2002-A Note Balance, during the Revolving Period, a Pledge of additional Series 2002-A Contracts may also be funded from the monthly cash flow, as set forth in clause fifteenth of Section 3.03(a)(i). In connection with such a Pledge, the Obligor, upon satisfaction of the applicable conditions set forth in paragraphs (b), (c) and (d) above, may Pledge such additional Series 2002-A Contracts to the Trustee to hold in trust as part of the Series 2002-A Trust Estate without receiving any additional Advance Amount from the Purchasers, but in consideration of receiving the Advance Amount paid under clause fifteenth of Section 3.03(a)(i) hereof, by delivering a Pledge Notice to the Trustee, the Series Support Provider and the Agent, not less than three (3) Business Days prior to the proposed Pledge Date (which shall be a Settlement
Date).

                  (f)      In addition to the provisions of paragraphs (b) and
(e) above, in which a Pledge of additional Series 2002-A Contracts is funded by the Purchasers, or is made to sustain the revolving nature of the facility, the Obligor, upon satisfaction of the applicable conditions set forth in paragraphs
(c) and (d) above, may Pledge Pledged Property to the Trustee to be held in trust as part of the Series 2002-A Trust Estate without receiving any additional Advance Amount, by delivering a Pledge Notice to the Trustee not less than three
(3) Business Days prior to the proposed Pledge Date (which shall be a Business Day, but need not be a Settlement Date).

                  (g) If a Purchaser makes an Advance in accordance with paragraph (b) above, the Agent shall remit the related Advance Amount to the Series 2002-A Facility Account or to such other account as the Obligors' Agent may specify in writing, in same day funds, no later than 12:00 noon (New York City time). The Servicer shall notify the Trustee and the Agent and the Series Support Provider of the amount of such Advance Amount and shall appropriately note such Advance Amount (and the increased Series 2002-A Note Balance) on the next succeeding monthly Servicer's Certificate.

                  (h) The Agent shall and is hereby authorized to record on the grid attached to the Series 2002-A Note (or at the Agent's option, in its internal books and records) the date and amount of any Advance Amount paid by it on behalf of a Purchaser, and each repayment thereof; provided, that failure to make any such recordation on such grid or any error in such grid shall not adversely affect the Agent's rights with respect to the full Series 2002-A Note Balance and its right to receive interest payments in respect of the Series 2002-A Note Balance.

                  (i) The Obligors' Agent may, not earlier than one hundred eighty (180) days prior to the expiration of the Termination Date, by written notice to the Agent on behalf of the Purchasers and written notice to the Series Support Provider, make request for Purchasers and the Series Support Provider to extend the Termination Date for an additional period of two years. The Agent shall give prompt written notice to the Purchasers of the Obligors' Agent's request. Each Purchaser and the Series Support Provider shall make a determination, in its sole and absolute discretion, not less than sixty (60) days after receipt of such request as to whether or not it will agree to the extension requested. The failure of each Purchaser to provide timely notice of its decision to the Agent shall be deemed to constitute a refusal by such Purchaser to extend the Termination Date. The Termination Date may only be extended by 100% of the Purchasers and the Series Support Provider.

                                   ARTICLE V

                            SERIES EVENTS OF DEFAULT

                  Section 5.01 Series Events of Default. If any one of the following shall occur:

                  (a) the Obligor or the Servicer shall fail to make when due and payable any payment or deposit required hereunder or under any other Series 2002-A Related Document, in any case on or before the date occurring one
(1) Business Day after the date such payment or deposit shall become due; or

                  (b) the Obligor or the Transferor shall fail to perform or observe any covenant with respect to such Person set forth in any Series 2002-A Related Document, and such failure shall remain unremedied for ten (10) Business Days after receipt by the Obligors' Agent of written notice thereof by the Trustee, the Series Support Provider or the Agent; or

                  (c) any representation or warranty made by the Obligor, the Servicer or the Transferor in any Series 2002-A Related Document or in any other document delivered pursuant thereto shall prove to have been incorrect when made or deemed made and continues to be incorrect for a period of ten (10) Business Days after the earlier to occur of (1) the discovery thereof by the Obligor or (2) the receipt by the Obligors' Agent of written notice thereof from the Trustee, the Series Support Provider or the Agent; or

                  (d) an Insolvency Event shall occur with respect to the Transferor, the Obligor, the Obligors' Agent, or the Servicer; or

                  (e) the Net Investment exceeds the lesser of the Maximum Series Limit and the Borrowing Base (x) for three consecutive Business Days or
(y) as of the close of business on any Settlement Date; or

                  (f) the Trustee on behalf of the Series 2002-A Secured Parties shall fail to have a valid and perfected first priority security interest in either (x) the Series 2002-A Contracts or (y) items of Equipment having an Original Equipment cost in excess of $25,000 and, in the case of this clause (y), relating to a material portion of the Equipment in the Series 2002-A Trust Estate;

                  (g) (x) the Obligor shall fail to pay any principal of or premium or interest on any indebtedness when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or (y) the Servicer or the Transferor shall fail to pay any principal of or premium or interest on any indebtedness having a principal amount of $1,000,000 or greater when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and, with respect to both clauses (x) and (y), any such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other default under any agreement or instrument relating to any such indebtedness of any Obligor, the Servicer or the Transferor or any other event shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; or any such indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

                  (h) the failure by Marlin to complete at least one Take-Out during any "Take-Out Period"; where "Take-Out Period" shall mean (i) for all such times that Marlin and its subsidiaries have in place an aggregate of at least $75 million in Committed Financing Facilities (exclusive of the credit facility contemplated herein and the current $32.5 million Marlin bank facility), the fifteen month period commencing on the date on which the initial Advance is funded under Section 4.01(b) hereof, and each fifteen month period thereafter, or (ii) for all such times that Marlin and its subsidiaries do not have in place an aggregate of at least $75 million in Committed Financing Facilities (exclusive of the credit facility contemplated herein and the current $32.5 million Marlin bank facility), the twelve month period commencing on the date on which the initial Advance is funded under Section 4.01(b) hereof, and each twelve month period thereafter; provided, that if a Market Disruption Event is determined by the Series Controlling Party to have occurred during the last calendar month of any Take-Out Period, such Take-Out Period shall be extended for a period of ninety (90) calendar days, and the following Take-Out Period shall commence at the end of such extended period;

                  (i) an Event of Servicer Termination shall have occurred and be continuing; or

                  (j) a material adverse change shall occur in the operations or financial condition of Marlin, the Servicer, the Obligor or the Obligors' Agent or any other event shall occur the effect of which is to materially and adversely affect the collectibility of the Contracts generally or the ability of Marlin, the Servicer, the Obligor or the Obligors' Agent to perform its respective duties under the Series 2002-A Related Documents; or

                  (k) Marlin shall (i) default on a payment obligation (and such default is not cured within any applicable cure period and which default is not waived) or a termination event shall occur, in either case, with respect to any on or off-balance sheet financing or (ii) default (in a manner other than a payment default) on any debt obligation with an outstanding balance in excess of $1,000,000; or

                  (l) Marlin ceases to own (directly or indirectly) one hundred percent of the capital stock or membership interests of the Obligor; or

                  (m) the rating of the claims paying ability of the Series Support Provider is reduced to below BBB- by S&P or below Baa3 by Moody's; or

                  (n) a Series Support Provider Default shall have occurred, and the Series Support Provider is not replaced within forty-five (45) calendar days with a surety provider, the financial strength of which is rated "AAA" by Standard & Poor's and "Aaa" by Moody's, and provides a surety bond substantially identical to the Series Support in all respects (including the level of the premiums with respect thereto);

                  (o) Marlin, the Transferor, the Obligors' Agent, the Servicer or the Obligor shall enter into any transaction or merger in which it is not the surviving entity;

                  (p) at any time, the Three-Month Rolling Average 31 to 60 Day Portfolio Delinquency Ratio exceeds 8.0%, or the Three-Month Rolling Average 61 to 90 Day Portfolio Delinquency Ratio exceeds 2.0%, or the Three-Month Rolling Average 91 Plus Day Portfolio Delinquency Ratio exceeds 1.5% or the Three-Month Rolling Average Portfolio Charged-Off Ratio is in excess of 3.0%;

                  (q) during the Revolving Period only, the Three-Month Rolling Average 31 to 60 Day Delinquency Ratio exceeds 8.0%, or the Three-Month Rolling Average 61 to 90 Day Delinquency Ratio exceeds 2.0%, or the Three-Month Rolling Average 91 Plus Day Delinquency Ratio exceeds 1.5%, in each case which is calculated for the first time in the fourth month after the Series Closing Date or after a Take-Out, as applicable;

                  (r) during the Amortization Period only, the Three-Month Rolling Average 31 to 60 Day Delinquency Ratio exceeds 8.0%, or the Three-Month Rolling Average 61 to 90 Day Delinquency Ratio exceeds 2.0%, or the Three-Month Rolling Average 91 Plus Day Delinquency Ratio exceeds 1.5%;

                  (s) at any time, the Three-Month Rolling Average Charged-Off Ratio exceeds 3.0%, or the Charged-Off Ratio exceeds the Applicable Trigger Charged-Off Ratio;

                  (t) Marlin's Tangible Net Worth as of the end of any calendar quarter:

                  (i) is less than the sum of (x) $29,100,000 plus (y) 50% of all of Marlin's positive net income earned since December 31, 2001;

                  (u) Marlin's Debt-to-Equity Ratio as of the end of any calendar quarter exceeds 12.0;

                  (v) Marlin's annual audited financial statements are qualified in any material manner;

                  (w) a Hedge Counterparty fails to satisfy the definition thereof and is not replaced within forty-five (45) calendar days with a Person satisfying the definition thereof;

                  (x) two out of three of Daniel P. Dyer, Gary Shivers or Gary Kester are no longer officers of Marlin, are no longer involved in the day to day operations of Marlin, or are unable to work for six consecutive months and are not replaced by new personnel reasonably acceptable to the Series Support Provider within 90 days of the occurrence of such event;

                  (y) as of any Settlement Date, the aggregate notional balances applicable to all Hedging Agreements:

                  (i) if all such Hedging Agreements are Cap Agreements, are less than the Net Investment as of such Settlement Date; and

                  (ii)     if not all such Hedging Agreements are Cap
                           Agreements:

                                    (a)      during the Revolving Period, are
                                             less than or greater than the Net
                                             Investment as of such Settlement
                                             Date by an amount in excess of the
                                             lesser of (x) one percent of the
                                             Net Investment as of such
                                             Settlement Date and (y) $250,000;
                                             and;

                                    (b)      during the Amortization Period, are
                                             less than or greater than the Net
                                             Investment as of such Settlement
                                             Date by an amount in excess of five
                                             percent of the Net Investment as of
                                             such Settlement Date;

                  (z) any Series 2002-A Note or any other Note shall cease to constitute debt of the Obligor for federal income tax purposes;

                  (aa) any "Insurance Default" (as defined in the Insurance Agreement) shall have occurred; or

                  (bb) the Interest Coverage Ratio as at the end of any calendar quarter is less than 1.30:1 for the second fiscal quarter of 2002 and thereafter, measured quarterly on a rolling four quarter basis;

                  (cc) the holders of a majority of Marlin's outstanding preferred stock exercise any put rights or other similar rights such holders may have in accordance with the terms and conditions of the Marlin Leasing Corporation Third Amended and Restated Stockholders Agreement dated as of July 26, 2001 (as may be amended); or

then, and in any such event, a "Series Event of Default" shall be deemed to have occurred.

                  At any time following the occurrence and during the continuance of any Series Event of Default, the Series Controlling Party may, by notice to the Obligors' Agent, declare the occurrence of the Termination Date, except that, in the case of any event described in subparagraph (d) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event.

                  Upon the declaration or automatic occurrence of the Termination Date, the Series 2002-A Note and all other indebtedness and liabilities of the Obligor and the Transferor to the Series 2002-A Secured Parties shall become immediately due and payable, without any further act or notice by any Person. Upon any occurrence of a Series Event of Default, the Trustee and the Series 2002-A Secured Parties shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative; provided, however, that in the absence of material fraud on the part of the Transferor, the Obligor or the Servicer, and so long as no Series Event of Default shall have occurred under clause (d) above, the Series Controlling Party shall not direct the Trustee to liquidate the Series 2002-A Trust Estate during the ninety (90) day period immediately following the occurrence of such Series Event of Default.

                  Any Series Event of Default, once declared, or any declaration of the Termination Date, may be rescinded by the Series Controlling Party, on such terms and conditions as may be stipulated by the Series Controlling Party at such time.

                  The Trustee shall promptly send a written notice to Moody's and to Standard & Poor's of the occurrence of, and the waiver of, any Series Event of Default, to the extent that the Trustee has actual knowledge of, or has received notice of, any such occurrence or waiver.

                  Section 5.02 Events of Servicer Termination.

                  (a) Upon the occurrence and continuation of Event of Servicer Termination, the Trustee, at the direction of the Series Controlling Party, shall, by notice (the "Servicer Termination Notice") then given in writing to the Servicer, terminate all, but not less than all, of the rights of the Servicer under this Series 2002-A Supplement; provided, further, that notwithstanding Section 9.01 of the Master Agreement, in no event shall the Servicer be terminated with respect to this Series 2002-A Supplement without the prior consent of the Series Controlling Party.

                  (b) On and after the time the Servicer receives a Servicer Termination Notice pursuant to this Section 5.02, all authority and power of the Servicer under this Series 2002-A Supplement, whether with respect to the Series 2002-A Notes or the Series 2002-A Trust Estate or otherwise, shall pass to and be vested in the successor Servicer appointed pursuant to Section 5.05(a) of this Series 2002-A Supplement and, without limitation, such successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such Servicer Termination Notice, whether to complete the transfer of Series 2002-A Trust Estate and related documents or otherwise.

                  (c) The Servicer agrees to cooperate with the Trustee and the successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Series 2002-A Accounts or thereafter received with respect to the Series 2002-A Trust Estate. To assist the successor Servicer in enforcing all rights with respect to any Related Security or under Broker Agreements and Insurance Policies to the extent that they relate to the Contracts, the Servicer, at its own expense, shall transfer its electronic records relating to such Contracts to the successor Servicer in such electronic form as the successor Servicer may reasonably request and shall transfer the related Contract Files and all other records, correspondence and documents relating to the Contracts that it may possess to the successor Servicer in the manner and at such times as the successor Servicer shall reasonably request. In addition to any other amounts that are then payable to the Servicer under this Series 2002-A Supplement, the Servicer shall be entitled to receive reimbursement for any unreimbursed Servicer Advances made during the period prior to the delivery of a Servicer Termination Notice pursuant to this Section 5.02.

                  Section 5.03 Waiver of Past Defaults.

                  (a) Notwithstanding Section 9.04 of the Master Agreement, the Series Controlling Party, on behalf of all Series 2002-A Noteholders, may waive any default by the Servicer in the performance of its obligations hereunder and its consequences in any Event of Servicer Termination as may be defined herein, in the Master Agreement or in any Series Supplement. Any such waiver must be in writing and be signed by the Series Controlling Party or the Trustee acting on behalf (and at the direction) of the Series Controlling Party. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Servicer Termination arising therefrom shall be deemed to have been remedied for every purpose of this Series 2002-A Supplement or otherwise. No such waiver shall extend to any subsequent similar or dissimilar default or impair any right consequent thereon except to the extent expressly waived in accordance with this Section 5.03.

                  (b) Notwithstanding Section 9.01 of the Master Agreement, the Servicer shall not be terminated with respect to this Series 2002-A Supplement and the Series 2002-A Trust Estate without the prior written consent of the Series Controlling Party.

                  Section 5.04 Effects of Servicer Termination.

                  (a) Upon the appointment of the successor Servicer, the terminated Servicer shall hold in trust for the Trustee and immediately remit any Scheduled Payments, Residual Receipts, Recoveries, Overdue Payments, Security Deposit, Insurance Proceeds, Advance Payments, Prepayments, and proceeds of any Related Security that it may receive pursuant to any Contract, any Broker Agreement, Insurance Policy or otherwise to the successor Servicer for the benefit of the Trustee.

                  (b) After the delivery of a Servicer Termination Notice, the terminated Servicer shall have no further obligations with respect to the management, administration or servicing of the Series 2002-A Trust Estate or the enforcement, custody or collection of the Contracts, and the successor Servicer shall have all of such obligations, except (i) that the terminated Servicer will transmit or cause to be transmitted directly to the successor Servicer for the benefit of the Trustee promptly upon receipt and in the same form in which received, any amounts held or received by the former Servicer (properly endorsed where required for the successor Servicer to collect them) as payments upon or otherwise in connection with Contracts or the Series 2002-A Trust Estate and
(ii) the terminated Servicer shall cooperate with the Trustee and the successor Servicer in effecting the termination of its rights and responsibilities hereunder and in assisting the successor Servicer in assuming the role of Servicer and the transfer of the responsibility of Servicer hereunder. The terminated Servicer's indemnification obligations pursuant to Section 8.01 of the Master Agreement will survive its termination as the Servicer hereunder but will not extend to any acts or omissions of any successor Servicer.

                  Section 5.05 Back-up Servicer to Act; Representations and Warranties; Compensation of Back-up Servicer.

                  (a)      In the event the Servicer is terminated pursuant to
Section 5.02 hereof, the Back-up Servicer shall, unless prevented by law, automatically and without further action, be the successor Servicer with respect to this Series 2002-A Supplement and the Series 2002-A Trust Estate. If the Back-up Servicer cannot serve as successor Servicer, the Trustee shall appoint as successor Servicer with respect to this Series 2002-A Supplement and the Series 2002-A Trust Estate another firm acceptable to it and the Series Controlling Party.

                  (b) The Back-up Servicer hereby confirms the accuracy, as of the Series 2002-A Closing Date, of and hereby restates as of the Series 2002-A Closing Date the representations and warranties of the Back-up Servicer set forth Section 9.11 of the Master Agreement.

                  (c) As compensation for its performance under this Series 2002-A Supplement, the Back-up Servicer shall receive the Back-up Servicer Fee plus Transition Costs, if any.

                  Section 5.06 Additional Provisions with Respect to the Back-up Servicer.

                  (a) The rights and obligations of the Back-up Servicer under this Series 2002-A Supplement with respect to the Series 2002-A Trust Estate shall not be terminated except at the written direction of the Series Controlling Party and no Back-up Servicer Termination Notice may be delivered by the Trustee to terminate the Back-up Servicer with respect to the Series 2002-A Trust Estate without the prior written consent of the Series Controlling Party.

                  (b) Notwithstanding Section 9.09 of the Master Agreement, any successor Back-up Servicer under this Series 2002-A Supplement with respect to the Series 2002-A Trust Estate must be approved by the Series Controlling Party, such approval not to be unreasonably withheld.

                  (c) The Back-up Servicer shall deliver to the Series Support Provider a copy of any Back-up Servicer Resignation Notice delivered with respect to this Series 2002-A Supplement and the Series 2002-A Trust Estate pursuant to Section 9.09(b) of the Master Agreement.

                  (d) Subject to Section 5.06(b) hereof, any Person (i) into which the Back-up Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Back-up Servicer is a party, or (iii) which may succeed to the properties and assets of the Back-up Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Back-up Servicer hereunder, shall be the successor to the Back-up Servicer under this Series 2002-A Supplement without further act on the part of any of the parties to this Series 2002-A Supplement; provided, however, that any such Person who is the successor to the Back-up Servicer shall have a positive net worth following such succession.

                  (e) The Back-up Servicer shall, upon reasonable prior notice received by the Back-up Servicer, permit any representative of the Series Support Provider, during the Back-up Servicer's normal business hours, to examine all books of account, records, reports and other papers of the Back-up Servicer relating to the Series 2002-A Notes, the Series 2002-A Trust Estate and the Series 2002-A Related Documents, to make copies and extracts therefrom and to discuss the Back-up Servicer's affairs and actions, as such affairs and actions relate to the Back-up Servicer's duties with respect to the Series 2002-A Notes, the Series 2002-A Trust Estate and the Series 2002-A Related Documents, with the Back-up Servicer's officers and employees responsible for carrying out the Back-up Servicer's duties with respect to the Series 2002-A Notes, the Series 2002-A Trust Estate and the Series 2002-A Related Documents. All reasonable out-of-pocket expenses or costs incurred by the Back-up Servicer in complying with this Section 5.06(e) shall be borne by the party requesting such examination or discussion.

                  Section 5.07 Certain Matters Relating to the Trustee.

                  (a) Section 11.01(e) of the Master Agreement shall not apply to this Series 2002-A Supplement or the Series 2002-A Trust Estate.

                  (b) The Trustee shall, upon reasonable prior notice received by the Trustee, permit any representative of the Series Support Provider, during the Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Series 2002-A Notes, the Series 2002-A Trust Estate and the Series 2002-A Related Documents, to make copies and extracts therefrom and to discuss the Trustee's affairs and actions, as such affairs and actions relate to the Trustee's duties with respect to the Series 2002-A Notes, the Series 2002-A Trust Estate and the Series 2002-A Related Documents, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to the Series 2002-A Notes, the Series 2002-A Trust Estate and the Series 2002-A Related Documents. All reasonable out-of-pocket expenses or costs incurred by the Trustee in complying with this Section 5.07(b) shall be borne by the party requesting such examination or discussion.

                  (c) If a Default or Event of Default occurs and is continuing with respect to this Series 2002-A Supplement and the Series 2002-A Notes and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to each Series 2002-A Noteholder notice of such Default or Event of Default promptly after it occurs and shall notify the Obligor, the Obligor's Agent, the Transferors, the Series Support Provider and the Servicer of any such Default or Event of Default promptly after it occurs. Notwithstanding Section
11.02 of the Master Agreement, the Trustee may not withhold the notice for any reason, including, without limitation, if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of the Series 2002-A Noteholders.

                  Section 5.08 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Obligor, the Servicer, the Rating Agencies, the Agent and the Series Support Provider. Upon receiving such notice of resignation, the Obligor shall promptly appoint a successor Trustee with the prior written consent of the Series Controlling Party, such consent not to be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, which successor Trustee must be approved by the Series Controlling Party, such approval not to be unreasonably withheld.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of the Master Agreement or this Supplement and shall fail to resign after written request therefor by the Obligor, the Servicer or the Series Controlling Party, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or at any other time as the Series Controlling Party may determine, then the Obligor (with the consent of the Series Controlling Party) may, or the Series Controlling Party may, remove the Trustee and appoint a successor Trustee reasonably acceptable to the Series Controlling Party by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

                  Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant hereto shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 11.10 of the Master Agreement.

                  Section 5.09 Control by Holders. The Series Controlling Party shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Series 2002-A Trust Estate; provided, that

                  (i) such direction shall not be in conflict with any rule of law, with the Master Agreement, the Series 2002-A Supplement or the Series 2002-A Related Documents, and

                  (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                                   ARTICLE VI

                            PREPAYMENT AND REDEMPTION

                  Section 6.01 Mandatory Prepayment. Notwithstanding any limitation on recourse contained in this Series 2002-A Supplement or the Master Agreement, if on any day, any Series 2002-A Contract is discovered not to have been an Eligible Contract on its applicable Pledge Date, then the Obligor shall, on or prior to the Business Day preceding the next following Settlement Date, deliver to the Servicer for deposit in the Series 2002-A Facility Account, the related Prepayment Amount. Upon payment in full by the Obligors' Agent to the Servicer of the Prepayment Amount, the security interest of the Trustee in the related Series 2002-A Contract and the Related Security shall be deemed released, and the Trustee shall, upon written request, promptly deliver to the Obligor any documents in the Trustee's possession evidencing the Series 2002-A Contract and its interest in such Equipment related thereto and such Related Security. The Trustee shall take all actions at the expense of and at the request of the Servicer to ensure that such security interest is released, including, at the Obligor's expense, execute such UCC-3 assignments, termination statements and other documents as may reasonably be requested and prepared by the Obligors' Agent.

                  Section 6.02 Optional Redemption.

                  (a) "Clean-Up Call" Redemption. On any Settlement Date occurring on or after the date upon which the Series 2002-A Note Balance shall have been reduced to an amount which is less than or equal to 15% of the Maximum Series Limit, the Obligor shall have the option to redeem the outstanding Series 2002-A Note at a redemption price (the "Redemption Price") equal to the outstanding Series 2002-A Note Balance of the Series 2002-A Notes, plus all accrued and unpaid interest thereon and all fees and other amounts owing to the Agent on behalf of the Purchasers in connection therewith or under the Series 2002-A Related Documents, together with any amounts then due the Series Support Provider with respect to unreimbursed drawings under the Policy, together with interest thereon, calculated at the rate set forth in the Insurance Agreement, plus any amounts owing to the Series Support Provider under this Series 2002-A Supplement, the Insurance Agreement and the Premium Letter, all as certified by the Series Support Provider to the Trustee, the Agent and the Obligor's Agent. The Obligors' Agent shall give the Servicer, the Trustee, the Series Support Provider and the Agent at least 30 days' irrevocable prior written notice of the date on which the Obligor intends to exercise such option to purchase. Not later than 12:00 P.M., New York City time, on such Settlement Date the Obligor shall remit such amount to the Agent and the Series Support Provider (by wire transfer to an account to be designated by the Agent and the Series Support Provider, as applicable, which designation may be a standing wire direction) in immediately available funds. Such purchase option is subject to payment in full of the Redemption Price. The Agent shall promptly thereafter distribute the applicable amounts to each of the applicable Purchasers in accordance with their respective interests therein.

                  Section 6.03 Tender of Series 2002-A Note. The Obligors' Agent may request the Agent to tender to the Trustee all or a portion of the Series 2002-A Note that it then holds, provided that such tender shall only take place if:

                  (a) (i) the Agent, the Series Support Provider and the Trustee have received written and irrevocable notice on or before the last day of the Collection Period most recently ended prior to, and in any event at least 30 days but no more than 40 days prior to any date set for such tender and the Agent has consented to such tender (which consent shall not be unreasonably withheld) and (ii) the Trustee shall have received written and irrevocable notice of the election described in subsection (b)(i) and (b)(ii) below, and in the event such election is that described in (b)(ii) such payment will be deposited with the Trustee with instructions to pay the Agent;

                  (b) upon the date set for tender, the Agent shall receive either (i) if it so elects, in lieu of payment, a new Series of Notes or (ii) payment in an amount equal to the then Series 2002-A Note Balance being tendered, plus interest accrued but unpaid on such Series 2002-A Note to, but not including, the date of tender, together with all other fees and amounts then due and payable or relating to the Series 2002-A Note Balance being tendered, or to the related Series 2002-A Noteholders pursuant to the terms hereof, or of the Note Purchase Agreement;

                  (c) there are no unreimbursed drawings then outstanding under the Series Support nor are any amounts then due and payable to the Series Support Provider hereunder or under or in connection with the Series Support or the Insurance Agreement (unless the Series Support Provider otherwise consents); and

                  (d) the purchaser of any Series 2002-A Notes so tendered shall not be the Obligor or any Affiliate of the Obligor;

                  The provisions of this Section 6.03 shall apply whether or not a Series Event of Default shall have occurred and then be in effect.

                                  ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.01 Agent Authorized to Act for the Purchasers; Notices. The parties hereto acknowledge that the Agent is authorized, pursuant to the terms of the Note Purchase Agreement, to act for the Purchasers, including, without limitation, for purposes of receiving distributions as described in this Series 2002-A Supplement on behalf of such Purchasers. Notwithstanding anything to the contrary in the Master Agreement or this Series 2002-A Supplement, the Trustee and the Servicer shall deliver all notices and distributions to be made to the Agent as the registered owner of a Series 2002-A Note and such delivery shall be deemed to comply with all requirements of the Master Agreement. All notices, demands and requests to the Agent pursuant to the Master Agreement or this Series 2002-A Supplement, in each case, be in writing and shall be deemed duly given if personally delivered at, mailed by overnight courier to, or sent by facsimile transmission to National City Bank, Asset Securitization Division, 1 South Broad Street, 13th Floor, Locator 01-5997, Philadelphia, Pennsylvania, 19107, Fax 267.256.4001, or at such other address or facsimile number as shall be designated by the Agent in a written notice to each party hereto.

                  Section 7.02 Ratification of Master Agreement. As supplemented by this Series 2002-A Supplement, the Master Agreement is in all respects ratified and confirmed and the Master Agreement, as so supplemented by this Series 2002-A Supplement shall be read, taken and construed as one and the same instrument.

                  Section 7.03 Counterparts. This Series 2002-A Supplement may be executed in one or more counterparts, each of which so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

                  Section 7.04 GOVERNING LAW. THIS SERIES 2002-A SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT TAKING INTO ACCOUNT THE CONFLICT OF LAWS PRINCIPLES OF ANY JURISDICTION.

                  Section 7.05 Amendments and Waivers.

                  (a) Notwithstanding anything contained in the Master Agreement to the contrary, no term or condition of this Series 2002-A Supplement shall be amended, modified, waived or terminated without the prior written consent of the Obligor, the Obligor's Agent, the Agent, the Servicer, the Trustee and the Series Support Provider.

                  (b) No waiver with respect to any term or condition of the Master Agreement or this Series 2002-A Supplement shall extend to any subsequent or other event, circumstance or default or impair any right consequent thereon except to the extent expressly so waived.

                  (c) Notwithstanding anything contained in Section 13.01 of the Master Agreement, without the consent of the Agent and of the Series Support Provider, no Master Agreement Supplement or Supplements may be entered into for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Master Agreement or any of the Series 2002-A Related Documents which Master Agreement Supplement or Supplements would have the effect of modifying in any manner the rights of the Series Support Provider or the Series 2002-A Noteholders under the Master Agreement, the Series 2002-A Supplement or the Series 2002-A Related Documents.

                  (d) Notice of any proposed amendment or waiver of this Series 2002-A Supplement or of the Master Agreement or any of the Series 2002-A Related Documents and a copy thereof shall be forwarded to the Series Support Provider and each Series 2002-A Noteholder by the Servicer and the Series Support Provider and each Series 2002-A Noteholder shall be provided with any final executed amendment or waiver.

                  (e) Notice of any amendment of this Series 2002-A Supplement or of the Master Agreement shall be forwarded to Standard & Poor's and Moody's by the Servicer.

                  Section 7.06 Non-petition Clause. By its acceptance of the Series 2002-A Note on behalf of the Purchasers, the Agent on behalf of itself and the Purchasers shall be deemed to have agreed that prior to the date which is one year and one day after the termination of the Master Agreement, such Person shall not acquiesce, petition or otherwise invoke or cause the Obligor or the Obligors' Agent to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Obligor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of or for the Obligor or the Obligors' Agent or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Obligor or the Obligors' Agent.

                  Section 7.07 Certain Information. Certain information concerning the Obligor or the Obligors' Agent and the Servicer is set forth in Exhibit F hereto, which the Obligor or the Obligors' Agent and the Servicer hereby represent and warrant to the Trustee, the Series Support Provider and the Agent as being accurate.

                  Section 7.08 Series Support Provider as Third Party Beneficiary. Each of the terms of this Series 2002-A Supplement and the Master Agreement shall inure to the benefit of the Series Support Provider, which shall be an express third party beneficiary hereof and thereof, entitled to rely upon and directly enforce each of its rights hereunder and thereunder.

                  Section 7.09 Termination. The obligations of the parties hereto shall continue until all obligations owing to the Series 2002-A Noteholders, the Series Support Provider and the Series 2002-A Secured Parties herein and under the other Series 2002-A Related Documents have been indefeasibly paid in full.

                  IN WITNESS WHEREOF, the Obligor, the Obligors' Agent, and Marlin, in its individual capacity and as the Servicer, the Agent and the Trustee have caused this Series 2002-A Supplement to be fully executed by their respective officers as of the day and year first above written.

                                   MARLIN LEASING CORPORATION, in its individual
                                     capacity and as Servicer

                                   By:__________________________________________
                                      Name:  George D. Pelose
                                      Title: Vice President

                                   MARLIN LEASING RECEIVABLES CORP. II,
                                     as the Obligors' Agent

                                   By:__________________________________________
                                      Name:  George D. Pelose
                                      Title: Vice President

                                   MARLIN LEASING RECEIVABLES II LLC,
                                     as the Obligor

                                   By: MARLIN LEASING RECEIVABLES
                                       CORP. II,
                                       as Managing Member

                                   By:__________________________________________
                                      Name:  George D. Pelose
                                      Title: Vice President

                  [Signature Page to Series 2002-A Supplement]

                                   NATIONAL CITY BANK,
                                     as Agent

                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                   WELLS FARGO BANK MINNESOTA, NATIONAL
                                     ASSOCIATION, as Trustee

                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                  [Signature Page to Series 2002-A Supplement]

                                   SCHEDULE 1

                              HEDGE COUNTERPARTIES

Barclays Bank PLC
ABN AMRO Bank N.V.

                                    EXHIBIT A

                           FORM OF SERIES 2002-A NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE OBLIGORS AND THEIR AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A (A)(1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION AND (B) A QUALIFIED PURCHASER WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE MASTER FACILITY AGREEMENT AND THE SERIES SUPPLEMENT REFERRED TO HEREIN.

NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT.

NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED, EXCEPT IN ACCORDANCE WITH THE MASTER FACILITY AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

No. 1                                                                $75,000,000

       MARLIN LEASING RECEIVABLES MASTER ASSET-BACKED FINANCING FACILITY,

                               SERIES 2002-A NOTE

                           MARLIN LEASING CORPORATION,
                              as the Servicer, and

                       MARLIN LEASING RECEIVABLES II LLC,
                                 as the Obligor

(Not an interest in or obligation of Marlin Leasing Corporation, or its affiliates, other than Marlin Leasing Receivables II LLC)

                  This certifies that NATIONAL CITY BANK, as agent for NORTH COAST FUNDING LLC (the "Series 2002-A Noteholder") is the registered owner of this Series 2002-A Note (the "Series Note") issued by Marlin Leasing Receivables II LLC ("MLR II LLC"), (the "Obligor"), created pursuant to that certain Master Lease Receivables Asset-Backed Financing Facility Agreement, dated as of April 1, 2002 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Master Facility Agreement"), by and among Marlin Leasing Corporation (the "Servicer"), MLR II LLC, Marlin Leasing Receivables Corp. II ("MLR II"), as Obligors' Agent (in such capacity, the "Obligors' Agent"), and Wells Fargo Bank Minnesota, National Association, as trustee and back-up servicer (the "Trustee")

                  To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned in the Master Facility Agreement or the Series Supplement (as hereinafter defined), as applicable. This Series Note is issued under and is subject to the terms, provisions and conditions of the Series 2002-A Supplement to the Master Facility Agreement, dated as of April 1, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Series Supplement") among the Servicer, the Obligor, the Obligors' Agent, the Trustee and National City Bank, as Agent (the "Agent"), to which the Series 2002-A Noteholder, by virtue of its acceptance hereof, assents and by which the Series 2002-A Noteholder is bound.

                  The Obligor has pledged to the Trustee for the benefit of the Series 2002-A Secured Parties, and the Trustee has accepted the pledge of, all of the Obligor's now owned and existing and hereafter acquired or arising right, title and interest in and to the Series 2002-A Trust Estate described in the Series 2002-A Supplement.

                  It is the intent of the Obligor and the Series 2002-A Noteholder that, for federal, state and local income and franchise tax purposes, the Series Note will be evidence of indebtedness of the Obligor. The Obligor and the Series 2002-A Noteholder, by the acceptance of this Series Note, agree to treat this Series Note for federal, state and local income and franchise tax purposes as indebtedness of the Obligor secured by the Series 2002-A Trust Estate.

                  Subject to, and in accordance with, the terms and conditions of the Series Note and the Series Supplement, the Series 2002-A Note Balance (the "Series Note Balance") may from time to time be increased; provided that the outstanding principal balance of this Series Note shall not exceed the dollar amount first above written.

                  The Agent, on behalf of the Purchasers, is authorized to record, on the schedule annexed thereto and made a part hereof or on other appropriate records of the Agent, the date and amount of each Advance made by the Purchasers, each continuation thereof, the interest rate from time to time on each Advance and the date and amount of each payment or repayment of principal thereof. Any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure of the Agent to make any such recordation (or any error in such recordation) shall not affect the obligations of the Obligor hereunder or under the Series Supplement and Master Facility Agreement in respect of this Series Note.

                  The Master Facility Agreement and the Series Supplement permit, with certain exceptions, the amendment thereof and the modification of the rights and obligations of the Obligor, the Servicer and the Trustee and the rights of the Series 2002-A Noteholder under the Master Facility Agreement or the Series Supplement at any time by the Servicer, the Obligor and the Trustee without, in certain cases, the consent of the Series 2002-A Noteholder, as more particularly described in the Master Facility Agreement and the Series Supplement.

                  The transfer of this Series Note is subject to certain restrictions set forth in the Master Facility Agreement, the Series Supplement and the Note Purchase Agreement.

                  The Servicer, the Trustee and any agent of the foregoing may treat the person in whose name this Series Note is registered as the owner for all purposes, and none of the foregoing shall be affected by any notice to the contrary.

                  Unless the certificate of authentication attached hereto has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Series Note shall not be entitled to any benefit under the Master Facility Agreement or the Series Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Obligor has caused this Series Note to be duly executed and authenticated.

Dated as of [_________]

                                   MARLIN LEASING RECEIVABLES II LLC

                                   By: MARLIN LEASING RECEIVABLES
                                       CORP. II, as Managing Member

                                   By: _________________________________________
                                      Title:

Attested:

By: _______________________________

Title:_____________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Series Notes designated herein referred to in the within-mentioned Master Facility Agreement and the within-mentioned Series Supplement thereto.

                                   [______________________________]
                                     as Trustee

                                   By:______________________________________
                                      Authorized Signatory

                         SCHEDULE TO SERIES 2002-A NOTE

                            Amount                Amount of             Total Principal
      Date                of Advance           Principal Repaid           Outstanding
      ----                ----------           ----------------         ---------------

________________      $________________       __________________      __________________
________________      $________________       __________________      __________________
________________      $________________       __________________      __________________
________________      $________________       __________________      __________________
________________      $________________       __________________      __________________
________________      $________________       __________________      __________________
________________      $________________       __________________      __________________
________________      $________________       __________________      __________________
________________      $________________       __________________      __________________
________________      $________________       __________________      __________________

                                    EXHIBIT B

                                   [RESERVED]

                                    EXHIBIT C

Instructions for sending wires to the Agent on behalf of the Noteholders pursuant to Section 3.03(b):

                  Bankers Trust Company
                  in the name of National City Bank
                  ABA: 021-001-0333
                  Acct No. 01419647
                                    Ref: CTOL 033471

                                    EXHIBIT D

                         FORM OF SERVICER'S CERTIFICATE

                                    EXHIBIT E

                                FORM OF CONTRACTS

                                    EXHIBIT F

PLACES OF BUSINESS OF THE OBLIGOR AND THE SERVICER; LOCATIONS OF RECORDS; FEDERAL EMPLOYER IDENTIFICATION NUMBERS

A.       Obligor

         1.                Marlin Leasing Receivables II LLC

                  a. Chief Executive Office and Principal Place of Business

                           639 Isbell Road, Suite 390
                           Reno, Nevada 89509

                  b.                Other Locations of Records

                           124 Gaither Drive, Suite 170
                           Mt. Laurel, New Jersey 08054

                  c.                FEIN: 52-2282213

                  d.                State of Organization: Nevada

B.       Servicer

         1.                Marlin Leasing Corporation
                                    Chief Executive Office and Principal Place of Business

                  124 Gaither Drive, Suite 170
                  Mt. Laurel, New Jersey 08054

         2.                Other Locations of Records

                  None

         3.                Servicer's FEIN:

                  22-3520555

         4.                State of Incorporation:

                  Delaware

                                    EXHIBIT G

                              FORM OF PLEDGE NOTICE

                                     [DATE]

TO:  National City Bank                        MBIA Insurance Corporation
     1 South Broad Street, 13th Floor          113 King Street
     Locator 01-5997                           Armonk, New York 10504
     Philadelphia, Pennsylvania 19107          Attention: Insured Portfolio
     Attention: Asset Securitization Division             Management Structured
                                                          Finance
                                                          Marlin Leasing

     Marlin Leasing Corporation
     124 Gaither Drive, Suite 170              Wells Fargo Bank Minnesota, N.A.
     Mt. Laurel, New Jersey 08054              Sixth Street and Marquette Avenue
     Attention: Dan Dyer                       MAC N9311-161
                                               Minneapolis, Minnesota 55479
                                               Attention: Corporate Trust
                                                          Services -
                                                          Asset Backed
                                                          Administration

                  Re:      Marlin Lease Receivables Master Facility, Series
2002-A Note

Ladies and Gentlemen:

                  Reference is made to that certain Series 2002-A Supplement, dated as of April 1, 2002 (the "Series Supplement"), among Marlin Leasing Corporation II ("MLR II") and Marlin Leasing Corporation (the "Servicer"), Marlin Leasing Receivables II LLC ("MLR II LLC" or the "Series Obligor"), National City Bank, as agent, and Wells Fargo Bank Minnesota, National Association ("Wells Fargo"), as trustee, and to that certain Master Lease Receivables Asset-Backed Financing Facility Agreement, dated as of April 1, 2002 (the "Master Facility Agreement"), among the Servicer, MLR II and Wells Fargo, as trustee and back-up servicer. Capitalized terms used herein shall have the meanings assigned to such terms in the Series Supplement and Master Facility Agreement.

                  Pursuant to Section 4.01(b) of the Series Supplement, the undersigned, a duly authorized representative of the Series Obligors, hereby provide notice of an increase in the Series 2002-A Note Balance (each amount, an "Advance Amount"), and in that connection sets forth below the information relating to such proposed increase, as required by Section 4.01(c) of the Series
Supplement:

         (i) The aggregate amount of the related Advance Amount is $____________.

         (ii)     The date on which such Advance Amount shall occur is
_______________.

         (iii)    Attached hereto as Exhibit A is the related List of Contracts.

         (iv)     The Purchase Price Percentage applicable to the Pledge is
___%.

         (v) The Hedge Rate applicable to such Series 2002-A Contracts being Pledged is ____%.

         (vi) The aggregate Contract Principal Balance of all Series 2002-A Contracts being Pledged is $_____________.

         (vii) The Borrowing Base immediately prior to such pledge is $__________, and the Pro Forma Borrowing Base is $__________.

                  The undersigned certifies that as of the date hereof and on the date of the proposed Advance Amount, all of the conditions precedent to the proposed Advance Amount set forth in Section 4.01 of the Series Supplement have been satisfied.

                                              Very truly yours,

                                              MARLIN LEASING RECEIVABLES
                                                CORP. II, as the Obligors' Agent

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                              MARLIN LEASING RECEIVABLES LLC II

                                              By: MARLIN LEASING RECEIVABLES
                                                  CORP. II, as Managing Member

                                                  By:___________________________
                                                     Name:
                                                     Title:

                                       G-2